The George
Putnam
Fund of
Boston

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

1-31-03

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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

While it is disappointing to report a decline in the value of The George Putnam Fund of Boston for the six months ended January 31, 2003, in light of the current market environment, it is gratifying to note how slight the decline was. Similarly, although the fund underperformed its blended benchmark index, it scored above the Lipper average for its peer group, at net asset value, during the period. Details are on page 7.

The positive performance of the fixed-income investments in the portfolio speaks volumes for the merits of the balanced investment philosophy that has driven your fund since its beginnings more than 65 years ago. In their report on the following pages, the management teams provide a discussion of the strategy they pursued during the period and offer their view of prospects for the fiscal year's second half.

Meanwhile, we would like you to know how much we appreciate your continued confidence in Putnam, especially as we look back on one of the most challenging periods in recent investment history. We believe those who maintain a long-term focus and a diversified approach to investing should eventually be rewarded for their patience.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
March 19, 2003

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Large-Cap Value,
Core Fixed-Income, and
Global Asset Allocation teams

The George Putnam Fund of Boston finished its semiannual period on January 31, 2003, with a negative total return. It underperformed the George Putnam Blended Index, a tertiary benchmark for the fund that is a 60%/40% mix of the S&P 500/Barra Value Index and the Lehman Aggregate Bond Index, respectively. However, your fund's return at net asset value exceeded the average of the Lipper Balanced Funds category. (Lipper performance information can be found on page 7.)

Total return for 6 months ended 1/31/03

      Class A         Class B         Class C          Class M       Class R
    NAV     POP      NAV   CDSC      NAV   CDSC      NAV     POP       NAV
----------------------------------------------------------------------------
  -1.04%   -6.75%  -1.43%  -6.28%  -1.41%  -2.38%   -1.24%  -4.70%   -1.17%
----------------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* UNCERTAINTY RULED THE MARKETS

Overall, the equities market declined during the fund's semiannual period as investors grappled with uncertainty about the nation's economic health, issues of homeland security, escalating tensions in the Middle East, and the U.N.'s apparently fruitless weapons inspections in Iraq. Rising energy prices added to the malaise, and consumer spending, which had remained buoyant throughout much of the period, reached a plateau and began to fall off. Although the market environment was largely inhospitable to equity investors, rallies in December and January provided some relief. For perspective, all major U.S. equity indexes lost ground during the period. Meanwhile, major bond indexes produced positive returns. Fixed-income investments helped stem the fund's losses, and the teams' asset allocation decisions proved beneficial.


[GRAPHIC OMITTED: horizontal bar chart COMPARATIVE PORTFOLIO COMPOSITION]

COMPARATIVE PORTFOLIO COMPOSITION*

                                           7/31/02          1/31/03

Common stocks                               55.1%            59.0%

U.S. government and
agency securities                           22.6%            16.2%

Corporate
bonds and notes                              9.8%            12.4%

Other                                        8.4%            11.9%

Collateralized
mortgage
obligations                                  5.7%             7.0%

Convertible and
preferred securities                         1.1%             1.0%

Footnote reads:
*Based on net assets as of 1/31/03. Holdings will vary over time.


While it is always disappointing to report a negative return, we feel gratified that your fund held up relatively well through a difficult six-month period. In market downturns, the fund's defensive qualities become more critical. It is our hope that shareholders can appreciate the fund's ability to offer downside protection in a weak market. The portfolio of value stocks and high-quality bonds lost less ground than the overall market.

* SECTOR ALLOCATION, STOCK SELECTION LARGELY POSITIVE FOR THE FUND

Despite the sluggish economy, consumer spending remained robust over the past few years, while corporations tightened their belts. Consumers were given tax breaks as an inducement to spend, while low interest rates prompted homeowners to refinance their mortgages, real estate prices appreciated considerably, and auto retailers offered zero percent financing. Despite these positive influences, we doubted that the consumer sector would be able to sustain the economy indefinitely, and so we worked to position the portfolio to benefit from a resumption of corporate spending. Overall, the fund's allocation to technology stocks was beneficial during the period. It has been over three years since businesses upgraded their computer hardware and software in anticipation of Y2K. We believe companies are likely to begin replacing their outdated technology, and so we emphasized selected computer hardware and software companies, including Hewlett Packard (HP) and BMC Software. We think Hewlett Packard is in a position to compete strongly in the areas of printers, personal computers, and mainframes following its merger with Compaq Computer. HP's chief executive, Carly Fiorina, has been meeting the goals she established for the merged company. BMC Software products are used by businesses to improve database maintenance, management, and efficiency. Both stocks, which are among the fund's larger holdings, contributed to the fund's return.

Fund Profile

The fund seeks to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds that produce both capital growth and current income. The fund targets attractively priced stocks of large, established, dividend-paying companies that are poised to experience positive change and improved financial performance. The bond portion is a diversified mix of investment-grade securities. The fund may be appropriate for investors seeking current income and long-term growth from a balanced investment.


Other stock holdings that contributed positively to the fund's returns included Liberty Media, Merck, IBM, and Citigroup. While these stocks, as well as others mentioned in this report, were viewed favorably at the end of the reporting period, all are subject to review in accordance with the fund's investment mandate, and our opinion of them may change in the future.

One holding that detracted from performance was Cigna, which underwrites health insurance for institutions and businesses. During the period, the company discovered that it had mispriced several large accounts, which had an unfavorable impact on Cigna's margins. In addition, Cigna had initiated a massive systems consolidation earlier in the year that was executed poorly. The resulting service disruptions factored in a number of clients' decisions not to renew their contracts with Cigna in the fall.

Another negative contributor to performance was the fund's position in Philip Morris (now known as Altria). Stiff competition from cigarette discounters in the U.S. during the reporting period led the company to increase promotional spending, which resulted in lower earnings for the fourth quarter. We are maintaining the fund's position in the stock, however, since we feel that the price competition affecting the company's bottom line is a short-term phenomenon.

Overall, our stock selection helped the fund avoid major pitfalls, and enabled it to outperform the equity benchmark. Our decision to increase the fund's equity portion to about 66% of the portfolio helped the fund to participate in the December and January stock rallies. Having taken advantage of the equity upswing, we reduced the equity portion of the fund to about 55% by the end of the reporting period.

* BOND HOLDINGS SUPPORTED RETURNS BUT DECLINING INTEREST RATES PROMPTED DIVIDEND CUT

Investment-grade and high-yield corporate bonds, which had been struggling throughout much of 2002, took off with the stock market in the final quarter of the 2002 calendar year. The period between October 15, 2002, and January 31, 2003, was one of the strongest periods ever for investment-grade corporate bonds, relative to Treasury bonds. Lower-rated, high-yield bonds also posted very strong returns. The fund's significant allocation to both of these sectors contributed positively to performance.

Interest from the bond portion of the fund provides a significant portion of the portfolio's current income. However, in an environment of declining interest rates, the portfolio's maturing bonds have had to be reinvested at lower rates. Reflecting the effect of declining bond yields, the fund's quarterly dividend payout will be reduced from $0.126 per class A share to $0.088 per class A share, effective February 3, 2003.

* MANAGEMENT TEAMS ARE MONITORING  POLITICAL DEVELOPMENTS

We would like to share our views on two themes that are currently capturing headlines. The first is tax reform. Recently, the Bush administration proposed to eliminate taxes on dividend income. If adopted, this tax reform would make dividend-paying stocks more valuable on an after-tax basis, and more attractive to investors in general. Your fund has always sought to invest in companies that offer dividend yields in excess of the market's yield. We believe that strategy has served shareholders well in a down market. When the equity market retreats, dividends may represent an investor's only return, and in periods of slow economic growth, dividends may well represent the largest portion of total return. We believe favorable tax reform could have a beneficial effect on the fund. We are following the discussions with great interest and will monitor the situation closely.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 EQUITY HOLDINGS

Exxon Mobil Corp.
Oil and gas

Citigroup, Inc.
Financial

Altria Group, Inc.
Tobacco

Verizon Communications, Inc.
Regional Bells

Hewlett-Packard Co.
Computers

Bank of America Corp.
Banking

U.S. Bancorp
Banking

SBC Communications, Inc.
Regional Bells

Union Pacific Corp.
Railroads

Abbott Laboratories
Pharmaceuticals

Footnote reads:
These holdings represent 14.8% of the fund's net assets as of 1/31/03. Portfolio holdings will vary over time.


The second theme is war. As this report was being written, it appeared increasingly likely that the U.S would enter into a military conflict with Iraq. While it is certainly true that the markets face potential difficulties over foreign affairs, investors would do well to focus on a longer-term view. We wish to reassure shareholders that, in our opinion and based on historical precedents, times of war have generally also been times of great opportunity for investors. We would like to point to other positive factors that may weigh in investors' favor, including business executives' renewed commitment to corporate accountability following the high-profile corporate scandals of 2002, aggressive moves by the Federal Reserve Board to stimulate economic growth, signs of an acceleration in corporate spending and productivity, and continued low inflation. We are guardedly optimistic that 2003 may offer a kinder environment for investors and that your fund, which had strong relative performance under truly difficult conditions, is positioned to do even better as conditions improve.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 1/31/03, there is no guarantee the fund will continue to hold these securities in the future.

The fund is managed by the Putnam Large-Cap Value, Core Fixed-Income, and Global Asset Allocation teams. The members of the Large-Cap Value Team are Jeanne Mockard (Portfolio Leader), Bartlett Geer, Deborah Kuenstner, Mike Abata, David King, Cole Lannum, Christopher Miller, and Hugh Mullin. The members of the Core Fixed-Income Team are Jim Prusko (Portfolio Member), Kevin Cronin, Carl Bell, Rob Bloemker, Andrea Burke,
D. William Kohli, Michael Salm, John VanTassel, and David Waldman. The members of the Global Asset Allocation Team are Jeff Knight (Portfolio Member), Robert Kea, Robert Schoen, and Graham Spiers.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance during its semiannual period, which ended January 31, 2003. In accordance with NASD requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy.



TOTAL RETURN FOR PERIODS ENDED 1/31/03

                             Class A         Class B         Class C         Class M         Class R
(inception dates)           (11/5/37)       (4/27/92)       (7/26/99)        (12/1/94)      (1/21/03)
                           NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP         NAV
-----------------------------------------------------------------------------------------------------
6 months                 -1.04%  -6.75%  -1.43%  -6.28%  -1.41%  -2.38%  -1.24%  -4.70%      -1.17%
-----------------------------------------------------------------------------------------------------
1 year                   -9.41  -14.64  -10.12  -14.49  -10.10  -10.97   -9.90  -13.06       -9.63
-----------------------------------------------------------------------------------------------------
5 years                   9.36    3.07    5.35    3.74    5.31    5.31    6.73    2.98        8.01
Annual average            1.80    0.61    1.05    0.74    1.04    1.04    1.31    0.59        1.55
-----------------------------------------------------------------------------------------------------
10 years                120.02  107.35  104.09  104.09  104.02  104.02  109.34  102.07      114.59
Annual average            8.20    7.56    7.39    7.39    7.39    7.39    7.67    7.29        7.93
-----------------------------------------------------------------------------------------------------
Annual average
(life of fund)            9.32    9.22    8.28    8.28    8.50    8.50    8.55    8.49        9.05
-----------------------------------------------------------------------------------------------------




COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 1/31/03

                                                                 George Putnam Blended Index*      Lipper
                              S&P 500/               Lehman     (60% S&P 500/Barra Value Index    Balanced
                             Barra Value            Aggregate      and 40% Lehman Aggregate         Funds
                                Index              Bond Index            Bond Index)              category+
-----------------------------------------------------------------------------------------------------------------------
6 months                        -4.67%                 5.05%                -0.23%                 -1.97%
-----------------------------------------------------------------------------------------------------------------------
1 year                         -20.85                  9.46                 -8.89                 -12.15
-----------------------------------------------------------------------------------------------------------------------
5 years                         -5.64                 42.16                 14.45                   5.37
Annual average                  -1.15                  7.29                  2.74                   0.92
-----------------------------------------------------------------------------------------------------------------------
10 years                       132.22                102.66                127.77                  96.91
Annual average                   8.79                  7.32                  8.58                   6.87
-----------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)                     -- [DBL. DAGGER]      -- [DBL. DAGGER]      -- [DBL. DAGGER]       -- [DBL. DAGGER]
-----------------------------------------------------------------------------------------------------------------------


Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

* The George Putnam Blended Index was added as an additional benchmark as of 11/30/02.

+ Over the 6-month and 1-, 5-, and 10-year periods ended 1/31/03, there were 538,502,336, and 88 funds, respectively, in this Lipper category.

[DOUBLE DAGGER] The benchmarks were not in existence at the time of the fund's inception. The S&P 500/Barra Value Index commenced 12/31/74. The Lehman Aggregate Bond Index commenced 12/31/75. The George Putnam Blended Index commenced 12/31/86. The Lipper Average commenced 12/31/59.



PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 1/31/03

                   Class A      Class B      Class C      Class M        Class R
--------------------------------------------------------------------------------
Distributions
(number)              3            3            3            3              0
--------------------------------------------------------------------------------
Income             $0.302       $0.244       $0.247       $0.263           --
--------------------------------------------------------------------------------
Capital gains        --           --           --           --             --
--------------------------------------------------------------------------------
  Total            $0.302       $0.244       $0.247       $0.263           --
------------------------------------------------------------------------------
Share value:     NAV     POP     NAV          NAV       NAV     POP       NAV
--------------------------------------------------------------------------------
7/31/02        $15.02  $15.94   $14.87       $14.94    $14.87  $15.41      --
--------------------------------------------------------------------------------
1/21/03*           --      --       --           --        --      --  $15.05
--------------------------------------------------------------------------------
1/31/03         14.57   15.46    14.42        14.49     14.43   14.95   14.57
--------------------------------------------------------------------------------
Current return (end of period)
--------------------------------------------------------------------------------
Current
dividend rate 1  3.46%   3.26%    2.97%        2.98%     3.13%   3.02%     --**
--------------------------------------------------------------------------------
Current 30-day
SEC yield 2      2.52    2.37     1.75         1.75      2.01    1.89      --**
--------------------------------------------------------------------------------


 1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

 2 Based only on investment income, calculated using SEC guidelines.

 * Inception date of class R shares.

** Due to their brief performance history, no yield information is available for class R shares.



TOTAL RETURN FOR PERIODS ENDED 12/31/02 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M     Class R
(inception date)    (11/5/37)       (4/27/92)       (7/26/99)       (12/1/94)   (1/21/03)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP     NAV
-----------------------------------------------------------------------------------------
6 months         -4.86% -10.34%  -5.21%  -9.87%  -5.23%  -6.16%  -5.09%  -8.41%  -4.98%
-----------------------------------------------------------------------------------------
1 year           -8.42  -13.68   -9.07  -13.49   -9.17  -10.05   -8.90  -12.08   -8.64
-----------------------------------------------------------------------------------------
5 years          11.39    4.97    7.29    5.65    7.20    7.20    8.67    4.85   10.01
Annual average    2.18    0.97    1.42    1.10    1.40    1.40    1.68    0.95    1.93
-----------------------------------------------------------------------------------------
10 years        125.29  112.37  109.16  109.16  108.80  108.80  114.22  106.73  119.69
Annual average    8.46    7.82    7.66    7.66    7.64    7.64    7.92    7.53    8.19
-----------------------------------------------------------------------------------------
Annual average
(life of fund)    9.36    9.26    8.32    8.32    8.54    8.54    8.59    8.53    9.09
-----------------------------------------------------------------------------------------


Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


COMPARATIVE BENCHMARKS

George Putnam Blended Index is a 60%/40% blend of the S&P 500/Barra Value Index and the Lehman Aggregate Bond Index, respectively.

Lehman Aggregate Bond Index is an unmanaged index of U.S. fixed-income securities.

S&P 500/Barra Value Index is an unmanaged index of capitalization-weighted stocks chosen for their value orientation.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
January 31, 2003 (Unaudited)

COMMON STOCKS (59.0%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (--%)
-------------------------------------------------------------------------------------------------------------------
             95,400 Valassis Communications, Inc. (NON)                                                  $2,219,004

Aerospace and Defense (1.0%)
-------------------------------------------------------------------------------------------------------------------
            861,900 Boeing Co. (The)                                                                     27,227,421
            244,700 Northrop Grumman Corp.                                                               22,368,027
            501,400 Rockwell Collins, Inc.                                                               10,343,882
                                                                                                      -------------
                                                                                                         59,939,330

Automotive (--%)
-------------------------------------------------------------------------------------------------------------------
                  1 Ford Motor Co.                                                                                9

Banking (7.2%)
-------------------------------------------------------------------------------------------------------------------
          1,063,372 Bank of America Corp.                                                                74,489,209
          1,499,350 Bank of New York Co., Inc. (The)                                                     37,933,555
            408,250 BB&T Corp.                                                                           13,700,870
            378,077 Charter One Financial, Inc.                                                          10,930,206
            900,950 Comerica, Inc.                                                                       36,488,475
            242,800 Compass Bancshares, Inc.                                                              7,752,604
            195,400 Greenpoint Financial Corp.                                                            8,423,694
            115,200 M&T Bank Corp.                                                                        9,192,960
            447,000 Mellon Financial Corp.                                                               10,222,890
             77,200 South Trust Corp.                                                                     2,011,832
             49,400 TCF Financial Corp.                                                                   2,153,840
          3,294,735 U.S. Bancorp                                                                         69,518,909
          1,098,700 Wachovia Corp.                                                                       39,520,239
          1,357,350 Washington Mutual, Inc.                                                              46,760,708
            432,930 Wells Fargo & Co.                                                                    20,507,894
            609,650 Zions Bancorp.                                                                       25,251,703
                                                                                                      -------------
                                                                                                        414,859,588

Beverage (0.4%)
-------------------------------------------------------------------------------------------------------------------
            158,700 Anheuser-Busch Cos., Inc.                                                             7,533,489
            246,400 Coca-Cola Enterprises, Inc.                                                           5,428,192
            357,400 Pepsi Bottling Group, Inc. (The)                                                      9,060,090
                                                                                                      -------------
                                                                                                         22,021,771

Cable Television (1.4%)
-------------------------------------------------------------------------------------------------------------------
            515,400 Comcast Corp. Class A (NON)                                                          13,725,102
          1,138,300 Comcast Corp. Class A (Special) (NON)                                                29,117,714
          4,037,420 Liberty Media Corp. Class A (NON)                                                    40,253,077
                                                                                                      -------------
                                                                                                         83,095,893

Chemicals (1.5%)
-------------------------------------------------------------------------------------------------------------------
            152,100 Avery Dennison Corp.                                                                  9,063,639
          1,206,500 Dow Chemical Co. (The)                                                               35,060,890
            217,700 E.I. du Pont de Nemours & Co.                                                         8,244,299
            491,300 Engelhard Corp.                                                                      10,174,823
            379,150 PPG Industries, Inc.                                                                 18,513,895
            164,300 Rohm & Haas Co.                                                                       5,068,655
                                                                                                      -------------
                                                                                                         86,126,201

Coal (0.2%)
-------------------------------------------------------------------------------------------------------------------
            385,950 Peabody Energy Corp.                                                                  9,861,023

Commercial and Consumer Services (--%)
-------------------------------------------------------------------------------------------------------------------
            110,000 Morrison Knudsen Corp.                                                                    4,400
                214 Washington Group International, Inc. (NON)                                                3,463
                                                                                                      -------------
                                                                                                              7,863

Computers (2.7%)
-------------------------------------------------------------------------------------------------------------------
            254,100 Dell Computer Corp. (NON)                                                             6,062,826
          4,302,343 Hewlett-Packard Co.                                                                  74,903,792
            607,330 IBM Corp.                                                                            47,511,426
            363,200 Lexmark International, Inc. (NON)                                                    21,988,128
            240,500 NCR Corp. (NON)                                                                       4,639,245
          1,419,050 Sun Microsystems, Inc. (NON)                                                          4,384,865
                                                                                                      -------------
                                                                                                        159,490,282

Conglomerates (1.6%)
-------------------------------------------------------------------------------------------------------------------
             11,007 Berkshire Hathaway, Inc. Class B (NON)                                               24,479,568
            675,200 General Electric Co.                                                                 15,624,128
            679,300 Honeywell International, Inc.                                                        16,602,092
              5,932 Jasper Energy 144A                                                                          371
          2,420,360 Tyco International, Ltd. (Bermuda)                                                   38,749,964
              1,213 York Research Corp. 144A                                                                     76
                                                                                                      -------------
                                                                                                         95,456,199

Consumer Finance (0.4%)
-------------------------------------------------------------------------------------------------------------------
            391,650 Household International, Inc.                                                        10,695,962
            747,900 MBNA Corp.                                                                           12,587,157
                                                                                                      -------------
                                                                                                         23,283,119

Consumer Goods (1.2%)
-------------------------------------------------------------------------------------------------------------------
            151,600 Colgate-Palmolive Co.                                                                 7,717,956
            660,650 Fortune Brands, Inc.                                                                 29,114,846
            547,450 Kimberly-Clark Corp.                                                                 25,357,884
            284,700 Newell Rubbermaid, Inc.                                                               7,928,895
                                                                                                      -------------
                                                                                                         70,119,581

Electric Utilities (2.4%)
-------------------------------------------------------------------------------------------------------------------
            672,000 CenterPoint Energy, Inc.                                                              4,683,840
            275,520 Cinergy Corp.                                                                         8,733,984
            150,100 Constellation Energy Group, Inc.                                                      4,150,265
            205,650 Dominion Resources, Inc.                                                             11,144,174
            609,492 DPL, Inc.                                                                             8,715,736
             93,250 DTE Energy Co.                                                                        3,909,040
          1,418,500 Edison International (NON)                                                           17,490,105
            598,200 Entergy Corp.                                                                        26,589,990
            364,350 FirstEnergy Corp.                                                                    11,367,720
            395,000 Northeast Utilities                                                                   5,668,250
          1,087,050 PG&E Corp. (NON)                                                                     15,001,290
             73,000 PPL Corp.                                                                             2,555,000
            497,480 Progress Energy, Inc.                                                                20,103,167
                                                                                                      -------------
                                                                                                        140,112,561

Electrical Equipment (0.3%)
-------------------------------------------------------------------------------------------------------------------
            345,800 Emerson Electric Co.                                                                 16,228,394

Electronics (1.5%)
-------------------------------------------------------------------------------------------------------------------
            434,200 Agilent Technologies, Inc. (NON)                                                      7,155,616
            141,400 Analog Devices, Inc. (NON)                                                            3,383,702
            388,000 Celestica, Inc. (Canada) (NON)                                                        4,493,040
          1,069,650 Flextronics International, Ltd. (Singapore) (NON)                                     8,621,379
          2,191,530 Intel Corp.                                                                          34,319,360
          1,482,300 Motorola, Inc.                                                                       11,828,754
          2,326,600 Solectron Corp. (NON)                                                                 8,352,494
            172,030 W.W. Grainger, Inc.                                                                   8,137,019
                                                                                                      -------------
                                                                                                         86,291,364

Energy (0.5%)
-------------------------------------------------------------------------------------------------------------------
            490,600 BJ Services Co. (NON)                                                                14,997,642
            525,000 GlobalSantaFe Corp. (Cayman Islands)                                                 11,408,250
                                                                                                      -------------
                                                                                                         26,405,892

Financial (4.1%)
-------------------------------------------------------------------------------------------------------------------
            327,050 CIT Group, Inc.                                                                       6,508,295
          3,972,320 Citigroup, Inc.                                                                     136,568,362
          2,039,315 Contifinancial Corp. Liquidating Trust Units                                             45,885
            639,740 Fannie Mae                                                                           41,391,178
            867,140 Freddie Mac                                                                          48,542,497
            271,100 PMI Group, Inc. (The)                                                                 7,794,125
                                                                                                      -------------
                                                                                                        240,850,342

Food (0.9%)
-------------------------------------------------------------------------------------------------------------------
            375,250 H.J. Heinz Co.                                                                       12,124,328
            642,000 Kraft Foods, Inc. Class A                                                            20,447,700
                330 PSF Group Holdings, Inc. 144A Class A (NON)                                             578,165
          1,031,000 Sara Lee Corp.                                                                       20,558,140
                                                                                                      -------------
                                                                                                         53,708,333

Forest Products and Packaging (1.0%)
-------------------------------------------------------------------------------------------------------------------
          1,068,010 Abitibi-Consolidated, Inc. (Canada)                                                   7,956,901
            693,850 Abitibi-Consolidated, Inc. (Canada)                                                   5,203,875
            217,250 Boise Cascade Corp.                                                                   5,194,448
          1,428,300 Smurfit-Stone Container Corp. (NON)                                                  20,167,596
            564,750 Sonoco Products Co.                                                                  11,848,455
            119,500 Weyerhaeuser Co.                                                                      5,741,975
                                                                                                      -------------
                                                                                                         56,113,250

Gaming & Lottery (--%)
-------------------------------------------------------------------------------------------------------------------
              2,481 Fitzgeralds Gaming Corp.                                                                     25

Health Care (0.4%)
-------------------------------------------------------------------------------------------------------------------
            600,370 HCA, Inc.                                                                            25,659,814

Health Care Services (0.9%)
-------------------------------------------------------------------------------------------------------------------
            242,158 Anthem, Inc.                                                                         15,033,169
            362,500 Cardinal Health, Inc.                                                                21,144,625
            344,600 CIGNA Corp.                                                                          15,048,682
              4,165 Genesis Health Ventures, Inc. (NON)                                                      65,599
              1,383 Mariner Health Care, Inc. (NON)                                                          10,373
                                                                                                      -------------
                                                                                                         51,302,448

Household Furniture and Appliances (0.1%)
-------------------------------------------------------------------------------------------------------------------
             96,500 Whirlpool Corp.                                                                       5,015,105

Insurance (3.0%)
-------------------------------------------------------------------------------------------------------------------
          1,023,800 ACE, Ltd. (Bermuda)                                                                  30,150,910
             60,100 AMBAC Financial Group, Inc.                                                           3,219,557
            574,350 American International Group, Inc.                                                   31,083,822
            206,200 AON Corp.                                                                             3,903,366
            171,600 Hartford Financial Services Group, Inc. (The)                                         7,152,288
            208,500 MBIA, Inc.                                                                            8,544,330
            609,150 Radian Group, Inc.                                                                   22,477,635
          1,268,806 Travelers Property Casualty Corp. Class B                                            20,630,786
            597,450 XL Capital, Ltd. Class A (Bermuda)                                                   44,844,597
                                                                                                      -------------
                                                                                                        172,007,291

Investment Banking/Brokerage (1.5%)
-------------------------------------------------------------------------------------------------------------------
          2,241,700 JPMorgan Chase & Co.                                                                 52,321,278
             65,150 Lehman Brothers Holdings, Inc.                                                        3,552,630
            538,200 Merrill Lynch & Co., Inc.                                                            18,847,764
            277,000 Morgan Stanley Dean Witter & Co.                                                     10,498,300
                                                                                                      -------------
                                                                                                         85,219,972

Lodging/Tourism (0.7%)
-------------------------------------------------------------------------------------------------------------------
            459,550 Marriott International, Inc. Class A                                                 14,337,960
          1,553,100 Royal Caribbean Cruises, Ltd.                                                        24,803,007
                                                                                                      -------------
                                                                                                         39,140,967

Machinery (0.8%)
-------------------------------------------------------------------------------------------------------------------
            719,850 Ingersoll-Rand Co. Class A (Bermuda)                                                 28,261,311
            504,650 Parker-Hannifin Corp.                                                                20,342,442
                                                                                                      -------------
                                                                                                         48,603,753

Manufacturing (0.1%)
-------------------------------------------------------------------------------------------------------------------
            275,550 Dover Corp.                                                                           7,211,144

Media (0.8%)
-------------------------------------------------------------------------------------------------------------------
            144,300 AOL Time Warner, Inc. (NON)                                                           1,682,538
            353,150 USA Interactive (NON)                                                                 7,772,832
          2,128,300 Walt Disney Co. (The)                                                                37,245,250
                                                                                                      -------------
                                                                                                         46,700,620

Medical Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
             88,100 AmerisourceBergen Corp.                                                               5,127,420

Medical Technology (0.2%)
-------------------------------------------------------------------------------------------------------------------
            126,800 Baxter International, Inc.                                                            3,573,224
            218,400 Boston Scientific Corp. (NON)                                                         8,834,280
                                                                                                      -------------
                                                                                                         12,407,504

Natural Gas Utilities (0.3%)
-------------------------------------------------------------------------------------------------------------------
            515,850 El Paso Corp.                                                                         4,353,774
            684,000 NiSource, Inc.                                                                       12,154,680
                                                                                                      -------------
                                                                                                         16,508,454

Oil & Gas (5.1%)
-------------------------------------------------------------------------------------------------------------------
             76,600 Apache Corp.                                                                          4,780,606
            491,850 BP PLC ADR (United Kingdom)                                                          19,187,069
            419,600 Burlington Resources, Inc.                                                           18,504,360
            780,623 ConocoPhillips                                                                       37,618,222
          4,377,042 Exxon Mobil Corp.                                                                   149,475,960
            134,900 Noble Corp. (Cayman Islands) (NON)                                                    4,624,372
            608,100 Royal Dutch Petroleum Co. ADR (Netherlands)                                          25,473,309
            265,300 TotalFinaElf SA ADR (France)                                                         18,016,523
            553,800 Unocal Corp.                                                                         15,423,330
                                                                                                      -------------
                                                                                                        293,103,751

Pharmaceuticals (5.0%)
-------------------------------------------------------------------------------------------------------------------
          1,373,600 Abbott Laboratories                                                                  52,361,632
            103,000 Forest Laboratories, Inc. (NON)                                                       5,330,250
            483,700 Johnson & Johnson                                                                    25,931,157
          1,402,500 King Pharmaceuticals, Inc. (NON)                                                     20,588,700
            930,100 Merck & Co., Inc.                                                                    51,518,239
          1,697,881 Pfizer, Inc.                                                                         51,547,667
          1,202,973 Pharmacia Corp.                                                                      50,248,182
            767,000 Wyeth                                                                                29,936,010
                                                                                                      -------------
                                                                                                        287,461,837

Publishing (0.1%)
-------------------------------------------------------------------------------------------------------------------
             84,550 Knight-Ridder, Inc.                                                                   5,725,726

Railroads (1.1%)
-------------------------------------------------------------------------------------------------------------------
            205,200 Canadian National Railway Co. (Canada)                                                8,402,940
            960,051 Union Pacific Corp.                                                                  54,780,510
                                                                                                      -------------
                                                                                                         63,183,450

Real Estate (0.7%)
-------------------------------------------------------------------------------------------------------------------
            240,800 Archstone-Smith Operating Trust (R)                                                   5,345,760
            358,300 Boston Properties, Inc. (R)                                                          12,862,970
            449,270 Equity Office Properties Trust (R)                                                   10,755,524
            379,650 Equity Residential Properties Trust (R)                                               9,278,646
                                                                                                      -------------
                                                                                                         38,242,900

Regional Bells (3.2%)
-------------------------------------------------------------------------------------------------------------------
          1,149,350 BellSouth Corp.                                                                      26,182,193
          1,193,900 Qwest Communications International, Inc. (NON)                                        5,396,428
          2,790,729 SBC Communications, Inc.                                                             68,205,417
          2,212,581 Verizon Communications, Inc.                                                         84,697,601
                                                                                                      -------------
                                                                                                        184,481,639

Restaurants (0.5%)
-------------------------------------------------------------------------------------------------------------------
            364,500 Darden Restaurants, Inc.                                                              7,909,650
            656,000 McDonald's Corp.                                                                      9,341,440
            449,150 Yum! Brands, Inc. (NON)                                                              10,411,297
                                                                                                      -------------
                                                                                                         27,662,387

Retail (1.7%)
-------------------------------------------------------------------------------------------------------------------
            190,000 CVS Corp.                                                                             4,297,800
            397,300 Federated Department Stores, Inc. (NON)                                              10,337,746
          1,588,150 JC Penney Co., Inc. (Holding Co.)                                                    30,794,229
            878,000 Limited, Inc. (The)                                                                  11,054,020
            186,100 Liz Claiborne, Inc.                                                                   5,344,792
          1,698,900 Office Depot, Inc. (NON)                                                             22,680,315
            885,150 TJX Cos., Inc. (The)                                                                 16,251,354
                                                                                                      -------------
                                                                                                        100,760,256

Software (1.5%)
-------------------------------------------------------------------------------------------------------------------
          1,579,500 BMC Software, Inc. (NON)                                                             27,846,585
          1,881,800 Computer Associates International, Inc.                                              25,159,666
            684,300 Microsoft Corp. (NON)                                                                32,476,878
                                                                                                      -------------
                                                                                                         85,483,129

Technology Services (0.3%)
-------------------------------------------------------------------------------------------------------------------
            166,800 Automatic Data Processing, Inc.                                                       5,782,956
          1,506,100 BearingPoint, Inc. (NON)                                                             11,883,129
             45,150 Electronic Data Systems Corp.                                                           765,293
                                                                                                      -------------
                                                                                                         18,431,378

Telecommunications (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,779,550 AT&T Wireless Services, Inc. (NON)                                                   10,801,869
            159,600 CenturyTel, Inc.                                                                      4,840,668
            396,000 Sprint Corp. (FON Group)                                                              4,807,440
                                                                                                      -------------
                                                                                                         20,449,977

Telephone (--%)
-------------------------------------------------------------------------------------------------------------------
              4,116 NTL, Inc. (NON)                                                                          57,501

Tobacco (1.6%)
-------------------------------------------------------------------------------------------------------------------
          2,420,148 Altria Group, Inc.                                                                   91,651,005

Waste Management (0.7%)
-------------------------------------------------------------------------------------------------------------------
          1,481,850 Republic Services Inc. (NON)                                                         30,348,288
            393,600 Waste Management, Inc.                                                                9,048,864
                                                                                                     --------------
                                                                                                         39,397,152
                                                                                                     --------------
                    Total Common Stocks (cost $3,606,812,551)                                        $3,417,186,604
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (16.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
U.S. Government and Agency Mortgage Obligations (10.5%)
-------------------------------------------------------------------------------------------------------------------
                    Federal Home Loan Mortgage Corporation Pass-Through Certificates
         $580,459 8 3/4s, with due dates from May 1, 2009 to June 1, 2009                                  $634,101
         47,470,366 6s, with due dates from May 1, 2017 to January 1, 2032                               49,598,934
                    Federal Home Loan Mortgage Corporation
          4,300,000 TBA, 6 1/2s, February 1, 2033                                                         4,482,750
         62,955,000 TBA, 6s, February 1, 2033                                                            65,079,731
                    Federal National Mortgage Association Pass-Through Certificates
             45,480 11s, with due dates from October 1, 2015 to March 1, 2016                                52,140
             33,678 8 3/4s, July 1, 2009                                                                     36,840
          5,344,977 8s, with due dates from August 1, 2026 to June 1, 2028                                5,843,513
         13,076,902 7 1/2s, with due dates from October 1, 2025 to September 1, 2032                     13,927,912
          3,826,004 7 1/2s, with due dates from February 1, 2015 to April 1, 2016                         4,092,862
         50,732,735 7s, with due dates from August 1, 2022 to September 1, 2032                          53,474,847
          7,095,532 7s, with due dates from November 1, 2007 to January 1, 2015                           7,568,163
          1,116,162 6 1/2s, with due dates from July 1, 2010 to May 1, 2011                               1,187,498
          2,961,116 6s, with due dates from December 1, 2023 to January 1, 2032                           3,079,424
             55,930 6s, June 1, 2015                                                                         58,837
          8,049,383 5 1/2s, with due dates from February 1, 2017 to January 1, 2018                       8,337,646
                    Federal National Mortgage Association
        111,381,000 TBA, 7s, February 1, 2033                                                           117,298,116
        128,608,071 TBA, 6 1/2s, February 1, 2032                                                       133,993,534
         55,502,000 TBA, 6s, February 1, 2032                                                            57,375,193
         32,535,000 TBA, 5 1/2s, February 1, 2017                                                        33,653,391
                    Government National Mortgage Association Pass-Through Certificates
                258 15s, September 15, 2011                                                                     316
          3,276,676 7 1/2s, with due dates from August 15, 2029 to January 15, 2030                       3,508,793
              4,412 7 1/2s, September 15, 2005                                                                4,609
          4,144,203 7s, with due dates from August 15, 2029 to January 15, 2032                           4,402,272
            146,400 6 1/2s, March 15, 2032                                                                  153,805
            930,659 6s, February 15, 2029                                                                   970,140
                    Government National Mortgage Association
         18,683,000 TBA, 6 1/2s, January 1, 2032                                                         19,605,473
          2,773,000 TBA, 6s, February 1, 2033                                                             2,882,187
         16,600,000 TBA, 5 1/2s, February 1, 2033                                                        16,932,000
                                                                                                      -------------
                                                                                                        608,235,027

U.S. Government and Agency Obligations (1.7%)
-------------------------------------------------------------------------------------------------------------------
                    Fannie Mae
         30,625,000 7 1/4s, May 15, 2030                                                                 38,097,408
         51,656,000 7 1/4s, January 15, 2010                                                             61,900,728
                                                                                                      -------------
                                                                                                         99,998,136

U.S. Treasury Obligations (4.0%)
-------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Bonds
         26,750,000 8s, November 15, 2021                                                                36,970,373
         11,845,000 6 1/4s, May 15, 2030                                                                 14,064,552
          9,105,000 6 1/4s, August 15, 2023                                                              10,600,569
         23,305,000 6 1/8s, August 15, 2029 (SEG)                                                        27,155,778
         25,745,000 6s, February 15, 2026                                                                29,246,732
                    U.S. Treasury Notes
         61,649,000 6 1/2s, February 15, 2010                                                            72,813,264
              8,000 4s, November 15, 2012                                                                     8,014
         41,345,000 3s, November 15, 2007                                                                41,424,134
                                                                                                      -------------
                                                                                                        232,283,416
                                                                                                      -------------
                    Total U.S. Government and Agency Obligations
                    (cost $925,204,871)                                                                $940,516,579

CORPORATE BONDS AND NOTES (12.4%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Aerospace and Defense (0.2%)
-------------------------------------------------------------------------------------------------------------------
         $1,161,000 L-3 Communications Corp. company guaranty 7 5/8s, 2012                               $1,213,245
          2,370,000 Lockheed Martin Corp. bonds 8 1/2s, 2029                                              3,123,757
          5,135,000 Northrop Grumman Corp. company guaranty 7 1/8s, 2011                                  5,784,090
          1,330,000 Raytheon Co. notes 6.15s, 2008                                                        1,424,136
                                                                                                      -------------
                                                                                                         11,545,228

Agriculture (--%)
-------------------------------------------------------------------------------------------------------------------
            590,000 Monsanto Co. sr. notes 7 3/8s, 2012                                                     639,100

Airlines (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,819,578 Continental Airlines, Inc. pass-through certificates Ser. 974C, 6.8s, 2009            1,120,103
         11,885,000 Continental Airlines, Inc. pass-through certificates Ser. 98-2, 6.32s, 2008          10,665,952
          5,116,598 Continental Airlines, Inc. pass-through certificates Ser. 981C,
                    6.541s, 2009                                                                          3,390,899
          1,240,000 Delta Air Lines, Inc. notes 7.9s, 2009                                                  781,200
          1,310,000 Northwest Airlines, Inc. company guaranty 8.52s, 2004                                 1,008,700
            385,000 US Air, Inc. pass-through certificates Ser. 93A2, 9 5/8s, 2003
                    (In default) (NON)                                                                      192,500
                                                                                                      -------------
                                                                                                         17,159,354

Automotive (0.8%)
-------------------------------------------------------------------------------------------------------------------
            400,000 American Axle & Manufacturing, Inc. company guaranty 9 3/4s, 2009                       430,500
          1,815,000 DaimlerChrysler NA Holding Corp. company guaranty 8 1/2s, 2031                        2,180,343
          2,525,000 DaimlerChrysler NA Holding Corp. company guaranty 7.2s, 2009                          2,761,088
          2,785,000 DaimlerChrysler NA Holding Corp. company guaranty Ser. D,
                    3.4s, 2004                                                                            2,806,807
          3,190,000 Dana Corp. notes 9s, 2011                                                             3,094,300
          1,340,000 Ford Motor Co. notes 7.45s, 2031                                                      1,133,923
          1,375,000 Ford Motor Credit Corp. notes 7.6s, 2005                                              1,417,489
          8,220,000 Ford Motor Credit Corp. notes 7 3/8s, 2009                                            8,047,503
            955,000 Ford Motor Credit Corp. sr. notes 5.8s, 2009                                            881,252
          2,205,000 General Motors Acceptance Corp. bonds 8s, 2031                                        2,175,283
          2,585,000 General Motors Acceptance Corp. notes 6 1/8s, 2007                                    2,610,211
          4,255,000 General Motors Acceptance Corp. notes 6 1/8s, 2006                                    4,352,427
          3,735,000 General Motors Acceptance Corp. notes Ser. MTN, 5.36s, 2004                           3,838,262
            557,000 Lear Corp. company guaranty Ser. B, 8.11s, 2009                                         602,953
EUR       1,948,000 Lear Corp. sr. notes 8 1/8s, 2008                                                     2,190,101
           $995,000 TRW, Inc. notes 7 1/8s, 2009                                                          1,152,265
          3,650,000 Visteon Corp. sr. notes 8 1/4s, 2010                                                  3,845,264
                                                                                                      -------------
                                                                                                         43,519,971

Banking (1.1%)
-------------------------------------------------------------------------------------------------------------------
          2,355,000 Bank One Corp. sub. notes 7.6s, 2007                                                  2,701,990
          7,190,000 Bank United Corp. notes Ser. A, 8s, 2009                                              8,235,519
          4,865,000 BankAmerica Corp. sr. notes 5 7/8s, 2009                                              5,300,729
            760,000 Colonial Bank sub. notes 9 3/8s, 2011                                                   846,243
          6,255,000 Colonial Bank sub. notes 8s, 2009                                                     6,428,864
          1,620,000 First Chicago NBD Corp. sub. notes 6 3/8s, 2009                                       1,829,799
          3,820,000 First Union National Bank sub. notes 7.8s, 2010                                       4,611,145
          5,390,000 HSBC Holdings PLC sub. notes 5 1/4s, 2012 (United Kingdom)                            5,461,616
          1,455,000 Merita Bank, Ltd. sub. notes 6 1/2s, 2006 (Finland)                                   1,571,594
          3,605,000 National City Corp. sub. notes 7.2s, 2005                                             3,953,845
          5,825,000 NB Capital Trust IV company guaranty 8 1/4s, 2027                                     6,742,909
          3,960,000 Norwest Corp. med. term sr. notes 6 3/4s, 2027                                        4,287,524
          7,190,000 Peoples Bank- Bridgeport sub. notes 7.2s, 2006                                        7,355,535
          1,390,000 Royal Bank of Scotland Group PLC FRN 7 3/8s, 2049
                    (United Kingdom)                                                                      1,529,581
          1,295,000 Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                       1,456,875
            350,000 Washington Mutual, Inc. sr. notes 5 5/8s, 2007                                          374,548
                                                                                                      -------------
                                                                                                         62,688,316

Beverage (0.1%)
-------------------------------------------------------------------------------------------------------------------
            235,000 Constellation Brands, Inc. company guaranty 8 1/2s, 2009                                238,525
          2,180,000 Diageo PLC company guaranty 8s, 2022 (United Kingdom)                                 2,666,968
          2,605,000 PepsiAmericas, Inc. notes Ser. MTN, 3 7/8s, 2007                                      2,623,285
                                                                                                      -------------
                                                                                                          5,528,778

Broadcasting (0.3%)
-------------------------------------------------------------------------------------------------------------------
          2,670,000 British Sky Broadcasting PLC company guaranty 8.2s, 2009
                    (United Kingdom)                                                                      2,883,600
          1,355,000 Chancellor Media Corp. company guaranty 8s, 2008                                      1,483,725
            265,000 Chancellor Media Corp. sr. sub. notes Ser. B, 8 1/8s, 2007                              275,767
            580,000 Clear Channel Communications, Inc. sr. notes 5 3/4s, 2013                               582,313
          1,035,000 News America Holdings, Inc. debs. 7 3/4s, 2045                                        1,077,448
          5,165,000 News America Holdings, Inc. debs. 7.7s, 2025                                          5,386,930
          1,420,000 News America, Inc. sr. notes 6 5/8s, 2008                                             1,515,789
          1,955,000 Viacom, Inc. company guaranty 7.7s, 2010                                              2,300,411
                                                                                                      -------------
                                                                                                         15,505,983

Building Materials (--%)
-------------------------------------------------------------------------------------------------------------------
             70,000 Building Materials Corp. company guaranty 8s, 2008                                       54,950

Cable Television (0.3%)
-------------------------------------------------------------------------------------------------------------------
            561,000 AT&T Broadband Corp. company guaranty 8 3/8s, 2013                                      642,134
          1,120,000 Comcast Corp. company guaranty 6 1/2s, 2015                                           1,117,518
            890,000 Comcast Corp. company guaranty 5.85s, 2010                                              891,676
          1,605,000 Cox Communications, Inc. notes 7 3/4s, 2010                                           1,831,501
          1,135,000 Cox Communications, Inc. notes 7 1/8s, 2012                                           1,254,042
            945,000 Cox Enterprises, Inc. 144A notes 8s, 2007                                             1,056,003
             75,000 CSC Holdings, Inc. sr. sub. debs. 10 1/2s, 2016                                          77,250
          2,188,000 CSC Holdings, Inc. sr. sub. debs. 9 7/8s, 2013                                        2,220,820
            640,000 Liberty Media Corp. debs. 8 1/2s, 2029                                                  682,291
          6,200,000 TCI Communications, Inc. debs. 7 7/8s, 2013                                           6,776,774
                                                                                                      -------------
                                                                                                         16,550,009

Chemicals (0.3%)
-------------------------------------------------------------------------------------------------------------------
             80,000 Airgas, Inc. company guaranty 9 1/8s, 2011                                               87,200
          1,270,000 Avery Dennison Corp. notes 4 7/8s, 2013                                               1,276,350
          1,315,000 Dow Chemical Co. (The) debs. 8.55s, 2009                                              1,510,890
          1,810,000 Dow Chemical Co. (The) debs. 7 3/8s, 2029                                             1,937,169
          2,800,000 Dow Chemical Co. (The) notes 5 3/4s, 2009                                             2,881,035
          1,628,000 Equistar Chemicals LP/Equistar Funding Corp. company guaranty
                    10 1/8s, 2008                                                                         1,481,480
            697,000 Hercules, Inc. company guaranty 11 1/8s, 2007                                           780,640
            420,000 IMC Global, Inc. company guaranty Ser. B, 10 7/8s, 2008                                 451,500
          1,200,000 IMC Global, Inc. notes 6.55s, 2005                                                    1,170,000
            117,000 ISP Chemco, Inc. company guaranty Ser. B, 10 1/4s, 2011                                 122,558
          2,055,000 Lyondell Chemical Co. sec. notes Ser. A, 9 5/8s, 2007                                 1,921,425
          2,210,000 Lyondell Chemical Co. sec. notes Ser. B, 9 7/8s, 2007                                 2,066,350
            680,000 Millennium America, Inc. company guaranty 9 1/4s, 2008                                  710,600
          1,080,000 Millennium America, Inc. company guaranty 7s, 2006                                    1,058,400
                                                                                                      -------------
                                                                                                         17,455,597

Commercial and Consumer Services (--%)
-------------------------------------------------------------------------------------------------------------------
          1,600,000 Deluxe Corp. notes 5s, 2012                                                           1,611,519
            711,000 UNICCO Service Co. company guaranty Ser. B, 9 7/8s, 2007                                551,025
                                                                                                      -------------
                                                                                                          2,162,544

Communications Equipment (--%)
-------------------------------------------------------------------------------------------------------------------
            263,000 Avaya, Inc. sec. sr. notes 11 1/8s, 2009                                                248,535

Computers (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,445,000 Hewlett-Packard Co. notes 5 1/2s, 2007                                                1,543,127
            760,000 IBM Corp. notes 4 1/4s, 2009                                                            774,359
            770,000 Seagate Technology Hdd Holdings company guaranty 8s, 2009                               802,725
                                                                                                      -------------
                                                                                                          3,120,211

Conglomerates (0.2%)
-------------------------------------------------------------------------------------------------------------------
          2,280,000 Textron Financial Corp. notes 6s, 2009                                                2,402,297
            565,000 Tyco International Group SA company guaranty 6 3/4s,
                    2011 (Luxembourg)                                                                       533,925
            760,000 Tyco International Group SA company guaranty 6 3/8s,
                    2005 (Luxembourg)                                                                       752,400
          5,565,000 Tyco International Group SA notes 6 3/8s, 2011 (Luxembourg)                           5,175,450
                                                                                                      -------------
                                                                                                          8,864,072

Consumer Finance (0.2%)
-------------------------------------------------------------------------------------------------------------------
            720,000 Capital One Financial Corp. notes 7 1/4s, 2006                                          684,000
          1,425,000 Countrywide Home Loans, Inc. company guaranty Ser. J, 5 1/4s, 2004                    1,479,308
          2,310,000 Countrywide Home Loans, Inc. company guaranty Ser. K, 5 5/8s, 2007                    2,455,835
          2,895,000 Household Finance Corp. sr. unsub. 5 7/8s, 2009                                       3,001,701
          1,875,000 Wells Fargo Financial, Inc. notes 6 1/8s, 2006                                        2,053,611
                                                                                                      -------------
                                                                                                          9,674,455

Containers (--%)
-------------------------------------------------------------------------------------------------------------------
          1,283,000 Owens-Brockway Glass company guaranty 8 7/8s, 2009                                    1,302,245
            750,000 Owens-Brockway Glass 144A sec. notes 8 3/4s, 2012                                       753,750
                                                                                                      -------------
                                                                                                          2,055,995

Electric Utilities (1.0%)
-------------------------------------------------------------------------------------------------------------------
          2,015,000 Alabama Power Co. sr. notes Ser. S, 5 7/8s, 2022                                      2,070,989
          4,845,000 Arizona Public Service Co. sr. notes 6 3/4s, 2006                                     5,257,712
            440,000 Avista Corp. sr. notes 9 3/4s, 2008                                                     452,100
            160,000 CMS Panhandle Holding Corp. sr. notes 6 1/2s, 2009                                      157,181
          2,530,000 Constellation Energy Group, Inc. sr. notes 6 1/8s, 2009                               2,611,101
          2,940,000 Dominion Resources, Inc. unsub. notes 5.7s, 2012                                      3,043,650
          5,300,000 FirstEnergy Corp. notes Ser. A, 5 1/2s, 2006                                          5,361,427
          2,960,000 Mission Energy Holding Co. sec. notes 13 1/2s, 2008                                     799,200
          3,465,000 National Rural Utilities Cooperative Finance Corp. coll. trust 6s, 2006               3,751,621
          3,070,000 National Rural Utilities Cooperative Finance Corp. coll. trust
                    3 7/8s, 2008                                                                          3,059,009
          1,650,000 National Rural Utilities Cooperative Finance Corp. coll. trust 3s, 2006               1,645,595
          5,475,000 Nisource Finance Corp. company guaranty 7 7/8s, 2010                                  6,116,856
                824 Northeast Utilities notes Ser. A, 8.58s, 2006                                               916
          1,840,000 Northern States Power Co. 144A 1st mtge. 8s, 2012                                     2,121,851
          1,800,000 Northwestern Corp. notes 8 3/4s, 2012                                                 1,260,000
          2,835,000 NRG Energy, Inc. sr. notes 6 3/4s, 2006 (In default) (NON)                              850,500
          1,795,000 Oncor Electric Delivery Co. 144A sec. sr. notes 6 3/8s, 2015                          1,823,964
          2,635,000 Pepco Holdings, Inc. 144A notes 5 1/2s, 2007                                          2,746,553
          2,060,000 Progress Energy, Inc. sr. notes 6.55s, 2004                                           2,142,853
            165,000 Progress Energy, Inc. sr. notes 6.05s, 2007                                             175,597
          1,260,000 PSEG Power, LLC company guaranty 6.95s, 2012                                          1,328,006
          7,810,000 PSI Energy, Inc. 1st mtge. Ser. EEE, 6.65s, 2006                                      8,307,048
          1,465,000 Public Service Electric & Gas Co. 1st mtge. FRN 6 3/8s, 2008                          1,601,954
            587,000 Western Resources, Inc. 1st mtge. 7 7/8s, 2007                                          604,610
            653,000 Western Resources, Inc. sr. notes 9 3/4s, 2007                                          639,940
                                                                                                      -------------
                                                                                                         57,930,233

Electrical Equipment (--%)
-------------------------------------------------------------------------------------------------------------------
          1,595,000 Emerson Electric Co. notes 4 5/8s, 2012                                               1,582,461

Electronics (--%)
-------------------------------------------------------------------------------------------------------------------
            540,000 Flextronics International, Ltd. sr. sub. notes Ser. B, 8 3/4s,
                    2007 (Singapore)                                                                        552,150
          1,144,000 Sequa Corp. sr. notes 9s, 2009                                                        1,109,680
            564,000 Solectron Corp. sr. notes 9 5/8s, 2009                                                  572,460
                                                                                                      -------------
                                                                                                          2,234,290

Energy (0.1%)
-------------------------------------------------------------------------------------------------------------------
            548,000 BRL Universal Equipment sec. notes 8 7/8s, 2008                                         578,140
            870,000 Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                                   904,800
          2,450,000 Transocean Sedco Forex, Inc. notes 6 5/8s, 2011                                       2,695,745
                                                                                                      -------------
                                                                                                          4,178,685

Financial (1.4%)
-------------------------------------------------------------------------------------------------------------------
          5,340,000 Ace INA Holdings, Inc. company guaranty 8.3s, 2006                                    6,116,628
          6,320,000 ASIF Global Financing 144A notes 3.85s, 2007                                          6,334,318
          1,525,000 Associates Corp. NA sr. notes Ser. 8, 7 3/8s, 2007                                    1,749,267
          3,165,000 Associates First Capital Corp. debs. 6.95s, 2018                                      3,621,200
          3,770,000 Associates First Capital Corp. sr. notes 6 1/4s, 2008                                 4,139,434
          4,065,000 Associates First Capital Corp. sub. debs. 8.15s, 2009                                 4,772,530
          3,340,000 CIT Group, Inc. sr. notes 7 3/4s, 2012                                                3,752,859
          2,125,000 CIT Group, Inc. sr. notes 5 1/2s, 2007                                                2,182,935
          3,065,000 CIT Group, Inc. sr. notes Ser. MTN, 6 7/8s, 2009                                      3,262,200
          1,925,000 Citigroup, Inc. debs. 6 5/8s, 2028                                                    2,143,874
          1,165,000 Citigroup, Inc. sub. notes 7 1/4s, 2010                                               1,347,307
            750,000 Fairfax Financial Holdings, Ltd. notes 6 7/8s, 2008 (Canada)                            547,500
          1,170,000 General Electric Capital Corp. company guaranty 7 7/8s, 2006                          1,344,335
          1,475,000 General Electric Capital Corp. notes Ser. A, 6 7/8s, 2010                             1,661,023
            830,000 General Electric Capital Corp. notes Ser. A, 6s, 2012                                   883,177
          3,115,000 General Electric Capital Corp. notes Ser. A, 4 5/8s, 2009                             3,180,606
          4,365,000 General Electric Capital Corp. notes Ser. A, 3.667s, 2006                             4,408,408
          1,335,000 Heller Financial, Inc. notes 8s, 2005                                                 1,498,212
            760,000 Heller Financial, Inc. notes 7 3/8s, 2009                                               882,711
          8,205,000 Liberty Mutual Insurance 144A notes 7.697s, 2097                                      6,384,015
         11,025,000 Principal Financial Group 144A notes 7.95s, 2004 (Australia)                         11,844,940
            410,000 Prudential Funding LLC 144A med. term notes 6.6s, 2008                                  453,451
          2,185,000 Prudential Insurance Co. 144A notes 8.3s, 2025                                        2,587,376
          1,585,000 St. Paul Co., Inc. (The) sr. notes 5 3/4s, 2007                                       1,656,283
          1,125,000 State Street Capital Trust II FRN 1.869s, 2008                                        1,126,125
          2,910,000 Sun Life Canada Capital Trust 144A company guaranty 8.526s, 2049                      3,102,336
          4,570,000 TIG Capital Trust I 144A bonds 8.597s, 2027                                           1,919,400
            700,000 Western Financial Bank sub. debs. 9 5/8s, 2012                                          682,500
                                                                                                      -------------
                                                                                                         83,584,950

Food (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,230,000 Archer Daniels Midland Co. notes 5.935s, 2032                                         1,235,905
          3,520,000 Campbell Soup Co. notes 6 3/4s, 2011                                                  3,990,314
          2,485,000 ConAgra, Inc. notes 7 7/8s, 2010                                                      2,989,013
          2,475,000 ConAgra, Inc. notes 6s, 2006                                                          2,692,273
            810,000 Dean Foods Co. sr. notes 8.15s, 2007                                                    866,700
            339,000 Dole Food Co. debs. 7 7/8s, 2013                                                        332,220
            220,000 Dole Food Co. notes 6 3/8s, 2005                                                        234,300
            271,000 Dole Food Co. sr. notes 7 1/4s, 2009                                                    264,225
            895,000 General Mills, Inc. notes 6s, 2012                                                      965,440
            725,000 General Mills, Inc. notes 5 1/8s, 2007                                                  763,046
          1,375,000 Hormel Foods Corp. notes 6 5/8s, 2011                                                 1,552,427
         10,485,000 Kraft Foods, Inc. notes 4 5/8s, 2006                                                 10,959,750
          2,560,000 Tyson Foods, Inc. notes 8 1/4s, 2011                                                  3,032,922
          2,435,000 Unilever Capital Corp. bonds 5.9s, 2032                                               2,490,067
                                                                                                      -------------
                                                                                                         32,368,602

Forest Products and Packaging (0.4%)
-------------------------------------------------------------------------------------------------------------------
             31,000 Abitibi-Consolidated Finance LP company guaranty 7 7/8s, 2009                            32,516
          1,295,000 Abitibi-Consolidated, Inc. company guaranty 6.95s, 2006 (Canada)                      1,327,497
          1,060,000 Bowater Canada Finance company guaranty 7.95s, 2011 (Canada)                          1,112,569
          1,640,000 Domtar, Inc. notes 7 7/8s, 2011 (Canada)                                              1,903,664
            528,000 Georgia-Pacific Corp. bonds 7 3/4s, 2029                                                406,560
            615,000 Georgia-Pacific Corp. notes 8 1/8s, 2011                                                559,650
          4,790,000 International Paper Co. notes 6 3/4s, 2011                                            5,284,103
          1,040,000 International Paper Co. 144A notes 5.85s, 2012                                        1,080,879
            253,000 Louisiana-Pacific Corp. sr. notes 8 7/8s, 2010                                          273,240
            482,000 Louisiana-Pacific Corp. sr. sub. notes 10 7/8s, 2008                                    522,970
            930,000 Norampac, Inc. sr. notes 9 1/2s, 2008 (Canada)                                          971,850
            875,000 Norske Skog Canada, Ltd. company guaranty 8 5/8s, 2011 (Canada)                         861,875
            230,000 Smurfit Capital Funding PLC notes 6 3/4s, 2005 (Ireland)                                234,600
            767,000 Tembec Industries, Inc. company guaranty 8 5/8s, 2009 (Canada)                          767,000
            250,000 Tembec Industries, Inc. company guaranty 8 1/2s, 2011 (Canada)                          249,375
          3,140,000 Weyerhaeuser Co. debs. 7 3/8s, 2032                                                   3,346,446
          2,425,000 Weyerhaeuser Co. notes 6 3/4s, 2012                                                   2,598,053
                                                                                                      -------------
                                                                                                         21,532,847

Gaming & Lottery (0.2%)
-------------------------------------------------------------------------------------------------------------------
            710,000 Harrah's Entertainment, Inc. company guaranty 7 7/8s, 2005                              749,050
            215,000 International Game Technology sr. notes 8 3/8s, 2009                                    247,250
          1,330,000 International Game Technology sr. notes 7 7/8s, 2004                                  1,403,150
            718,000 Mandalay Resort Group sr. sub. notes Ser. B, 10 1/4s, 2007                              775,440
            600,000 MGM Mirage, Inc. company guaranty 9 3/4s, 2007                                          653,250
          1,605,000 MGM Mirage, Inc. company guaranty 8 3/8s, 2011                                        1,709,325
          1,320,000 Mohegan Tribal Gaming Authority sr. notes 8 1/8s, 2006                                1,376,100
            340,000 Mohegan Tribal Gaming Authority sr. sub. notes 8 3/4s, 2009                             353,600
            390,000 Mohegan Tribal Gaming Authority sr. sub. notes 8 3/8s, 2011                             405,600
            740,000 Park Place Entertainment Corp. sr. notes 7 1/2s, 2009                                   756,650
            705,000 Park Place Entertainment Corp. sr. sub. notes 9 3/8s, 2007                              749,063
            725,000 Station Casinos, Inc. sr. notes 8 3/8s, 2008                                            764,875
                                                                                                      -------------
                                                                                                          9,943,353

Health Care (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,620,000 HCA, Inc. med. term notes 8.7s, 2010                                                  1,881,892
            265,000 HCA, Inc. sr. notes 7 7/8s, 2011                                                        292,107
          1,665,000 Healthsouth Corp. sr. notes 8 1/2s, 2008                                              1,490,175
          1,585,000 Tenet Healthcare Corp. notes 7 3/8s, 2013                                             1,561,225
                                                                                                      -------------
                                                                                                          5,225,399

Homebuilding (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,185,000 D.R. Horton, Inc. company guaranty 8s, 2009                                           1,208,700
          1,075,000 Lennar Corp. notes 5.95s, 2013                                                        1,056,585
            973,000 Lennar Corp. sr. notes 7 5/8s, 2009                                                   1,080,030
          1,075,000 Pulte Homes, Inc. notes 6 1/4s, 2013                                                  1,078,569
            407,000 Standard Pacific Corp. sr. notes 8 1/2s, 2007                                           415,140
            940,000 Toll Corp. sr. sub. notes 8 1/4s, 2011                                                  970,550
            530,000 WCI Communities, Inc. company guaranty 10 5/8s, 2011                                    522,050
                                                                                                      -------------
                                                                                                          6,331,624

Investment Banking/Brokerage (0.4%)
-------------------------------------------------------------------------------------------------------------------
          3,215,000 Goldman Sachs Group, Inc. notes 5 1/2s, 2014                                          3,213,030
          1,620,000 Goldman Sachs Group, Inc. notes 4 1/8s, 2008                                          1,630,626
          4,410,000 JPMorgan Chase & Co. notes 5.35s, 2007                                                4,661,291
          2,700,000 JPMorgan Chase & Co. sub. notes 5 3/4s, 2013                                          2,767,230
          3,700,000 Lehman Brothers Holdings, Inc. notes 6 5/8s, 2006                                     4,086,121
          2,940,000 Lehman Brothers Holdings, Inc. notes 4s, 2008                                         2,940,853
          1,700,000 Merrill Lynch & Company, Inc. notes Ser. B, 7.08s, 2005                               1,877,693
          1,405,000 Merrill Lynch & Company, Inc. notes Ser. B, 4 3/4s, 2009                              1,420,672
          1,440,000 Merrill Lynch & Company, Inc. notes Ser. B, 4s, 2007                                  1,446,963
          1,555,000 Morgan Stanley Dean Witter & Co. bonds 5.8s, 2007                                     1,677,876
                                                                                                      -------------
                                                                                                         25,722,355

Lodging/Tourism (0.2%)
-------------------------------------------------------------------------------------------------------------------
          3,235,000 Cendant Corp. sr. notes 7 3/8s, 2013                                                  3,213,326
          1,260,000 Felcor Lodging LP company guaranty 9 1/2s, 2008 (R)                                   1,215,900
            445,000 Hilton Hotels Corp. notes 8 1/4s, 2011                                                  453,900
            465,000 Hilton Hotels Corp. notes 7 5/8s, 2012                                                  458,025
          4,220,000 HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008                            3,945,700
          1,010,000 ITT Corp. notes 6 3/4s, 2005                                                          1,016,313
          1,285,000 Starwood Hotels & Resorts Worldwide, Inc. 144A notes 7 7/8s, 2012                     1,272,150
                                                                                                      -------------
                                                                                                         11,575,314

Machinery (--%)
-------------------------------------------------------------------------------------------------------------------
             10,000 Case Corp. notes 7 1/4s, 2016                                                             7,200
            940,000 John Deere Capital Corp. notes 3.9s, 2008                                               942,617
          1,270,000 John Deere Capital Corp. sr. notes Ser. D, 3 1/8s, 2005                               1,280,993
                                                                                                      -------------
                                                                                                          2,230,810

Media (0.2%)
-------------------------------------------------------------------------------------------------------------------
          6,415,000 AOL Time Warner, Inc. bonds 7 5/8s, 2031                                              6,646,036
          2,600,000 AOL Time Warner, Inc. notes 5 5/8s, 2005                                              2,670,694
          1,805,000 Walt Disney Co. notes 5 3/8s, 2007                                                    1,892,284
                                                                                                      -------------
                                                                                                         11,209,014

Medical Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
            476,000 AmerisourceBergen Corp. sr. notes 8 1/8s, 2008                                          508,130
            650,000 AmerisourceBergen Corp. 144A sr. notes 7 1/4s, 2012                                     667,875
            530,000 Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/2s, 2007
                    (In default) (NON)                                                                       11,263
            280,000 Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/4s, 2008
                    (In default) (NON)                                                                        5,950
          1,608,000 Multicare Cos., Inc. sr. sub. notes 9s, 2007 (In default) (NON)                          32,160
          1,446,000 Service Corp. International notes 6s, 2005                                            1,406,235
            310,000 Ventas Realty LP/Capital Corp. company guaranty 8 3/4s, 2009                            327,050
                                                                                                      -------------
                                                                                                          2,958,663

Metals (--%)
-------------------------------------------------------------------------------------------------------------------
          1,360,000 AK Steel Corp. company guaranty 7 7/8s, 2009                                          1,305,600
            330,000 AK Steel Corp. company guaranty 7 3/4s, 2012                                            315,975
            375,000 Oregon Steel Mills, Inc. company guaranty 10s, 2009                                     354,375
                                                                                                      -------------
                                                                                                          1,975,950

Natural Gas Utilities (0.1%)
-------------------------------------------------------------------------------------------------------------------
          3,160,000 Kinder Morgan, Inc. sr. notes 6 1/2s, 2012                                            3,314,387
          1,595,000 Sempra Energy notes 7.95s, 2010                                                       1,812,989
                                                                                                      -------------
                                                                                                          5,127,376

Oil & Gas (1.0%)
-------------------------------------------------------------------------------------------------------------------
          4,775,000 Amerada Hess Corp. notes 7 1/8s, 2033                                                 4,910,013
          1,795,000 Amerada Hess Corp. notes 5.9s, 2006                                                   1,900,575
          1,260,000 Canadian Natural Resources, Ltd. notes 7.2s, 2032 (Canada)                            1,410,040
          2,455,000 Canadian Natural Resources, Ltd. sr. notes 6.45s, 2033 (Canada)                       2,538,382
          2,125,000 Conoco Funding Co. company guaranty 6.35s, 2011                                       2,351,929
          5,305,000 Conoco Funding Co. company guaranty 5.45s, 2006                                       5,710,684
          1,185,000 Devon Financing Corp. ULC company guaranty 7 7/8s, 2031                               1,400,664
          2,910,000 Devon Financing Corp. ULC company guaranty 6 7/8s, 2011                               3,232,347
            510,000 El Paso Energy Partners LP company guaranty Ser. B, 8 1/2s, 2011                        497,250
            390,000 Forest Oil Corp. sr. notes 8s, 2011                                                     407,550
            352,000 Forest Oil Corp. sr. notes 8s, 2008                                                     367,840
            340,000 Leviathan Gas Corp. company guaranty Ser. B, 10 3/8s, 2009                              343,400
          2,890,000 Louis Dreyfus Natural Gas Corp. notes 6 7/8s, 2007                                    3,199,230
          1,140,000 MidAmerican Energy Holdings Co. sr. notes 4 5/8s, 2007                                1,133,717
          1,780,000 Motiva Enterprises, LLC 144A sr. notes 5.2s, 2012                                     1,776,439
            370,000 Newfield Exploration Co. sr. notes 7 5/8s, 2011                                         395,900
         11,725,000 Occidental Petroleum Corp. 144A Structured Notes 6.019s, 2004
                    (issued by STEERS Credit Linked Trust 2001)                                          12,223,313
          5,650,000 Phillips Petroleum Co. notes 8 3/4s, 2010                                             7,025,679
            700,000 Pioneer Natural Resources Co. company guaranty 9 5/8s, 2010                             835,070
          2,935,000 Union Oil Co. of California company guaranty 7 1/2s, 2029                             3,361,646
            689,000 Vintage Petroleum, Inc. sr. notes 8 1/4s, 2012                                          726,895
            733,000 Westport Resources Corp. 144A sr. sub. notes 8 1/4s, 2011                               773,315
            839,000 XTO Energy, Inc. sr. notes 7 1/2s, 2012                                                 891,438
                                                                                                      -------------
                                                                                                         57,413,316

Pharmaceuticals (0.1%)
-------------------------------------------------------------------------------------------------------------------
          2,935,000 American Home Products Corp. FRN 6.7s, 2011                                           3,268,296
            620,000 Biovail Corp. sr. sub. notes 7 7/8s, 2010 (Canada)                                      635,500
                                                                                                      -------------
                                                                                                          3,903,796

Power Producers (--%)
-------------------------------------------------------------------------------------------------------------------
             25,000 Midland Funding II Corp. debs. Ser. A, 11 3/4s, 2005                                     26,250
          1,389,000 Mirant Americas Generation, Inc. sr. notes 8.3s, 2011                                   805,620
            864,000 York Power Funding 144A notes 12s, 2007 (Cayman Islands)
                    (In default) (NON)                                                                      691,200
                                                                                                      -------------
                                                                                                          1,523,070

Publishing (--%)
-------------------------------------------------------------------------------------------------------------------
          1,050,000 PRIMEDIA, Inc. company guaranty 8 7/8s, 2011                                            997,500

Railroads (0.3%)
-------------------------------------------------------------------------------------------------------------------
          6,255,000 Burlington Northern Santa Fe Corp. notes 7 1/8s, 2010                                 7,214,961
          2,180,000 CSX Corp. notes 6 1/4s, 2008                                                          2,405,057
          1,040,000 CSX Corp. notes 4 7/8s, 2009                                                          1,052,399
          3,340,000 Norfolk Southern Corp. sr. notes 7 1/4s, 2031                                         3,882,573
          2,055,000 Union Pacific Corp. notes 7 3/8s, 2009                                                2,389,862
            885,000 Union Pacific Corp. notes 6 5/8s, 2008                                                  991,216
                                                                                                      -------------
                                                                                                         17,936,068

Real Estate (0.5%)
-------------------------------------------------------------------------------------------------------------------
          3,535,000 Archstone-Smith Operating Trust notes 5s, 2007 (R)                                    3,566,700
          4,145,000 Boston Properties, Inc. 144A notes 6 1/4s, 2013 (R)                                   4,212,894
            800,000 Crescent Real Estate Equities LP sr. notes 9 1/4s, 2009 (R)                             840,000
          2,120,000 EOP Operating LP sr. notes 7s, 2011                                                   2,324,012
          3,390,000 EOP Operating LP sr. notes 6 3/4s, 2008                                               3,676,892
          2,730,000 Franchise Finance Corp. of America sr. notes 8 3/4s, 2010 (R)                         3,409,077
          1,325,000 Hospitality Properties Trust notes 6 3/4s, 2013                                       1,326,711
          1,540,000 HRPT Properties Trust notes 6 1/2s, 2013 (R)                                          1,569,436
            282,000 iStar Financial, Inc. sr. notes 8 3/4s, 2008 (R)                                        296,100
          2,025,000 Liberty Property LP sr. notes 7 3/4s, 2009                                            2,297,387
          1,340,000 Liberty Property LP sr. notes 7 1/4s, 2011                                            1,468,194
          4,060,000 Mack-Cali Realty LP notes 7 3/4s, 2011 (R)                                            4,552,872
          2,575,000 Tanger Properties, Ltd. company guaranty 7 7/8s, 2004                                 2,566,227
                                                                                                      -------------
                                                                                                         32,106,502

Regional Bells (0.1%)
-------------------------------------------------------------------------------------------------------------------
            200,000 Ameritech Capital Funding company guaranty 6 1/4s, 2009                                 217,680
            440,000 SBC Communications, Inc. notes 5 7/8s, 2012                                             473,172
          2,380,000 Telus Corp. notes 8s, 2011 (Canada)                                                   2,332,400
          1,515,000 Telus Corp. notes 7 1/2s, 2007 (Canada)                                               1,482,806
          2,705,000 Verizon Global Funding Corp. notes 7 1/4s, 2010                                       3,070,786
                                                                                                      -------------
                                                                                                          7,576,844

Restaurants (0.1%)
-------------------------------------------------------------------------------------------------------------------
          3,370,000 McDonald's Corp. debs. 6 3/8s, 2028                                                   3,605,000
            210,000 Yum! Brands, Inc. sr. notes 8 7/8s, 2011                                                229,950
          2,430,000 Yum! Brands, Inc. sr. notes 7.65s, 2008                                               2,551,500
                                                                                                      -------------
                                                                                                          6,386,450

Retail (0.3%)
-------------------------------------------------------------------------------------------------------------------
            452,000 Autonation, Inc. company guaranty 9s, 2008                                              470,080
            200,000 Dillards, Inc. notes 6.43s, 2004                                                        200,000
          1,150,000 Federated Department Stores sr. notes 8 1/2s, 2010                                    1,373,164
          4,115,000 Fred Meyer Inc. Holding Co. company guaranty 7.45s, 2008                              4,672,945
            810,000 Gap, Inc. (The) notes 6.9s, 2007                                                        797,850
          1,333,000 JC Penney Co., Inc. notes 7.6s, 2007                                                  1,359,660
          1,950,000 Kroger Co. company guaranty 6.8s, 2011                                                2,130,681
          1,065,000 Limited, Inc. (The) notes 6 1/8s, 2012                                                1,100,525
          1,505,000 Safeway, Inc. notes 7 1/2s, 2009                                                      1,729,498
          1,138,000 Saks, Inc. company guaranty 8 1/4s, 2008                                              1,115,240
            165,000 Sears Roebuck Acceptance Corp. notes 7s, 2011                                           161,746
          1,085,000 Sears Roebuck Acceptance Corp. notes 6.7s, 2012                                       1,036,565
            810,000 Southland Corp. debs. Ser. A, 4 1/2s, 2004                                              793,800
          1,980,000 Southland Corp. sr. sub. debs. 5s, 2003                                               1,940,400
                                                                                                      -------------
                                                                                                         18,882,154

Shipping (--%)
-------------------------------------------------------------------------------------------------------------------
             11,184 Aran Shipping & Trading SA notes 8.3s, 2004 (Greece)                                      5,592
            932,000 Navistar International Corp. sr. notes Ser. B, 8s, 2008                                 796,860
            595,000 Teekay Shipping Corp. company guaranty 8.32s, 2008 (Bahamas)                            619,544
                                                                                                      -------------
                                                                                                          1,421,996

Technology (--%)
-------------------------------------------------------------------------------------------------------------------
            212,000 Unisys Corp. sr. notes 8 1/8s, 2006                                                     220,480

Telecommunications (0.9%)
-------------------------------------------------------------------------------------------------------------------
             56,000 AT&T Corp. notes 6s, 2009                                                                56,058
            515,000 AT&T Corp. sr. notes FRN 8s, 2031                                                       543,714
          1,075,000 AT&T Corp. sr. notes FRN 7.3s, 2011                                                   1,153,976
          2,095,000 AT&T Wireless Services, Inc. sr. notes 7 7/8s, 2011                                   2,168,325
          2,420,000 British Telecommunications PLC notes 8 3/8s, 2010 (United Kingdom)                    2,880,070
            315,000 CenturyTel, Inc. sr. notes Ser. H, 8 3/8s, 2010                                         373,976
          1,815,000 CenturyTel, Inc. 144A sr. notes 7 7/8s, 2012                                          2,134,278
          4,415,000 Cingular Wireless, LLC sr. notes 5 5/8s, 2006                                         4,669,198
          1,265,000 Citizens Communications Co. notes 9 1/4s, 2011                                        1,491,185
          1,260,000 Citizens Communications Co. sr. notes 7 5/8s, 2008                                    1,379,401
          5,020,000 Deutsche Telekom International Finance BV bonds 8s,
                    2010 (Netherlands)                                                                    5,668,865
          1,435,000 Deutsche Telekom International Finance BV company guaranty
                    FRN 8 3/4s, 2030 (Netherlands)                                                        1,596,337
          3,565,000 France Telecom notes 7 3/4s, 2011 (France)                                            4,088,980
          1,215,000 Koninklijke (Royal) KPN NV sr. unsub. notes 8 3/8s, 2030 (Netherlands)                1,487,343
            505,000 Koninklijke (Royal) KPN NV sr. unsub. notes 8s, 2010 (Netherlands)                      585,427
          2,475,000 PanAmSat Corp. company guaranty 8 1/2s, 2012                                          2,400,750
            852,000 Rogers Cantel, Ltd. sr. notes Ser. (a), 8.3s, 2007 (Canada)                             783,840
            610,000 Sprint Capital Corp. company guaranty 6 7/8s, 2028                                      472,750
          1,265,000 Sprint Capital Corp. company guaranty 6 1/8s, 2008                                    1,106,875
          9,180,000 Verizon Wireless, Inc. notes 5 3/8s, 2006                                             9,624,631
          2,780,000 Vodafone Group PLC bonds 6 1/4s, 2032 (United Kingdom)                                2,761,108
          1,705,000 Vodafone Group PLC notes 7 5/8s, 2005 (United Kingdom)                                1,874,037
          1,680,000 Voicestream Wireless Corp./Voicestream Wireless Capital Corp.
                    sr. disc. notes stepped-coupon zero % (11 7/8s, 11/15/04), 2009 (STP)                 1,528,800
                                                                                                      -------------
                                                                                                         50,829,924

Textiles (--%)
-------------------------------------------------------------------------------------------------------------------
            675,000 Levi Strauss & Co. sr. notes 11 5/8s, 2008                                              663,188

Tire & Rubber (--%)
-------------------------------------------------------------------------------------------------------------------
            850,000 Goodyear Tire & Rubber Co. (The) notes 7.857s, 2011                                     603,500

Tobacco (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,120,000 Philip Morris Cos., Inc. notes 7 1/2s, 2004                                           1,172,443
          4,025,000 Philip Morris Cos., Inc. notes 7.2s, 2007                                             4,399,486
          3,525,000 Philip Morris Cos., Inc. notes 7 1/8s, 2004                                           3,730,705
                                                                                                      -------------
                                                                                                          9,302,634

Toys (--%)
-------------------------------------------------------------------------------------------------------------------
            720,000 Hasbro, Inc. notes 6.15s, 2008                                                          700,200

Waste Management (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,799,000 Browning-Ferris Industries, Inc. debs. 7.4s, 2035                                     1,457,190
            825,000 Waste Management, Inc. sr. notes 7 3/8s, 2010                                           900,958
          3,250,000 Waste Management, Inc. sr. notes 6 1/2s, 2008                                         3,407,822
                                                                                                      -------------
                                                                                                          5,765,970
                                                                                                      -------------
                    Total Corporate Bonds and Notes (cost $706,160,432)                                $718,718,616

COLLATERALIZED MORTGAGE OBLIGATIONS (7.0%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                    Arc Net Interest Margin Trust
         $1,305,022 Ser. 02-5A, Class A, 7 3/4s, 2032                                                    $1,296,625
          1,470,857 Ser. 02-2, Class A, 7 3/4s, 2032                                                      1,468,407
                    Arc Net Interest Margin Trust 144A
          1,651,777 Ser. 02-1A, Class A, 7 3/4s, 2032                                                     1,651,495
            185,499 Ser. 01-6A, Class A, 7 1/4s, 2031                                                       184,835
                    Asset Securitization Corp.
          3,873,083 Ser. 95-MD4, Class A1, 7.1s, 2029                                                     4,235,579
            880,000 Ser. 96-MD6, Class A1B, 6.88s, 2026                                                     909,425
          2,917,170 Banc of America Commercial Mortgage, Inc. Ser. 00-2, Class A1,
                    7.02s, 2009                                                                           3,224,840
          2,350,548 Bear Stearns Commercial Mortgage Securitization Corp. Ser. 99-WF2,
                    Class A1, 6.8s, 2008                                                                  2,570,178
          2,314,605 Chase Commercial Mortgage Securities Corp. Ser. 98-1, Class A1,
                    6.34s, 2006                                                                           2,444,801
          5,404,909 Chase Manhattan Bank-First Union National Ser. 99-1, Class A1,
                    7.134s, 2007                                                                          5,942,022
          4,937,500 Commercial Mortgage Acceptance Corp. Ser. 97-ML1, Class A3,
                    6.57s, 2007                                                                           5,397,305
         98,944,083 Commercial Mortgage Asset Trust Ser. 99-C1, Class X,
                    Interest Only (IO), .917s, 2020                                                       5,619,715
          2,764,030 Commercial Mortgage Pass-Through Certificates Ser. 00-C1, Class A1,
                    7.206s, 2033                                                                          3,025,857
                    Countrywide Home Loan
          5,795,514 Ser. 98-A12, Class A14, 8s, 2028                                                      5,947,493
          3,790,000 Ser. 98-3, Class A5, 6 3/4s, 2028                                                     3,860,064
          5,245,000 Countrywide Mortgage Backed Securities, Inc. Ser. 93-C, Class A8,
                    6 1/2s, 2024                                                                          5,374,074
          9,485,000 Criimi Mae Commercial Mortgage Trust Ser. 98-C1, Class A2, 7s, 2011                  10,279,369
          3,385,000 Criimi Mae Commercial Mortgage Trust 144A Ser. 98-C1, Class B,
                    7s, 2011                                                                              3,518,284
                    CS First Boston Mortgage Securities Corp.
         19,505,000 Ser. 97-C2, Class A2, 6.52s, 2035                                                    20,788,039
          7,170,000 Ser. 98-C1, Class A1B, 6.48s, 2008                                                    8,001,720
          4,329,703 Ser. 01-CK3, Class A1, 5.26s, 2006                                                    4,526,323
            812,666 Ser. 01-CKN5, Class A1, 3.801s, 2006                                                    831,550
         13,818,894 DLJ Commercial Mortgage Corp. Ser. 00-CKP1, Class A1A, 6.93s, 2009                   15,183,454
                    Fannie Mae
         10,367,757 Ser. 02-36, Class SJ, 16.744s, 2029                                                  11,550,497
              2,516 Ser. 92-15, Class L, IO, 10.376s, 2022                                                   42,692
         12,937,000 7 1/2s, 2042                                                                         14,116,738
          4,893,643 Ser. 02-T19, Class A3, 7 1/2s, 2042                                                   5,339,899
         17,478,440 Ser. 02-W4, Class A5, 7 1/2s, 2042                                                   19,072,316
          2,392,000 Ser. 03-W2, Class 1A3, 7 1/2s, 2042                                                   2,610,129
          5,984,290 Ser. 01-T12, Class A2, 7 1/2s, 2041                                                   6,530,003
          8,544,476 Ser. 01-T10, Class A2, 7 1/2s, 2041                                                   9,323,655
         13,285,316 Ser. 01-T8, Class A1, 7 1/2s, 2041                                                   14,496,817
          9,696,023 Ser. 01-T7, Class A1, 7 1/2s, 2041                                                   10,580,213
          7,181,941 Ser. 00-T6, Class A1, 7 1/2s, 2030                                                    7,836,869
         19,175,253 Ser. 01-T4, Class A1, 7 1/2s, 2028                                                   20,923,864
            765,655 Ser. 02-T18, Class A3, 7s, 2042                                                         824,987
          7,346,078 Ser. 02-T16, Class A2, 7s, 2042                                                       7,915,340
         22,463,416 Ser. 02-36, Class QH, IO, 6.698s, 2029                                                1,496,729
          4,104,487 Ser. 02-27, Class SQ, IO, 6.648s, 2032                                                  205,224
        114,090,634 Ser. 01-T12, Class IO, 0.573s, 2041                                                   2,032,296
         87,406,408 Ser. 02-T1, IO, 0.424s, 2031                                                          1,160,845
            193,864 Ser. 02-W4, Principal Only (PO), zero %, 2042                                           140,551
            647,161 Ser. 01-T7, PO, zero %, 2041                                                            469,192
          1,938,766 Ser. 01-T4, PO, zero %, 2041                                                          1,405,605
            373,737 Ser. 01-T3, PO, zero %, 2040                                                            270,959
            130,577 Ser. 01-T1, PO, zero %, 2040                                                             94,668
            129,099 Ser. 02-T6, PO, zero %, 2031                                                             93,597
            167,623 Ser. 02-T4, PO, zero %, 2031                                                            121,527
             62,371 Ser. 01-T12, PO, zero %, 2031                                                            45,219
            432,901 Ser. 02-T1, PO, zero %, 2031                                                            313,853
            539,982 Ser. 00-T6, PO, zero %, 2030                                                            391,487
            155,791 Ser. 02-W7, PO, zero %, 2029                                                            112,949
            204,517 Ser. 02-W3, PO, zero %, 2028                                                            148,275
         19,220,000 FFCA Secured Lending Corp. 144A Ser. 00-1, Class A2, 7.77s, 2027                     21,775,659
            831,309 First Union National Bank Commercial Mortgage Ser. 00-C1, Class A1,
                    7.739s, 2032                                                                            930,027
          4,303,601 First Union-Chase Commercial Mortgage Ser. 99-C2, Class A1,
                    6.363s, 2031                                                                          4,606,282
                    First Union-Lehman Brothers Commercial Mortgage Trust II
          6,670,000 Ser. 97-C1, Class A3, 7.38s, 2029                                                     7,532,931
          2,143,083 Ser. 97-C1, Class A2, 7.3s, 2029                                                      2,249,819
            231,171 Ser. 97-C2, Class A2, 6.6s, 2007                                                        240,053
                    Freddie Mac
          5,486,649 Ser. 212, IO, 6s, 2031                                                                  792,135
          2,094,238 Ser. 2028, Class SG, IO, 13.4s, 2023                                                    141,361
         17,628,007 Ser. 2422, Class IB, IO, 6 1/2s, 2028                                                   556,384
          2,099,898 Ser. 2355, Class WI, IO, 6 1/2s, 2026                                                    46,217
          1,026,699 G-Force FRB Ser. 01-1A, Class A, 1.961s, 2033                                         1,026,699
          5,740,000 GE Capital Mortgage Services, Inc. Ser. 98-11, Class 2A4, 6 3/4s, 2028                5,843,856
          5,905,345 General Growth Properties-Mall Properties Trust FRB Ser. 01-C1A,
                    Class D3, 3.62s, 2014                                                                 5,902,345
          9,408,000 GMAC Commercial Mortgage Securities, Inc. Ser. 97-C2, Class A2,
                    6.55s, 2007                                                                           9,988,650
            924,801 Government National Mortgage Association Ser. 98-2, Class EA, PO,
                     zero %, 2028                                                                           843,182
          7,830,000 GS Mortgage Securities Corp. II Ser. 01-LIB, Class A2, 6.615s, 2016                   8,437,639
                    Housing Securities Inc.
            563,761 Ser. 93-F, Class F9M2, 7s, 2023                                                         567,678
            129,251 Ser. 94-1, Class AB1, 6 1/2s, 2009                                                      127,131
          7,644,708 JP Morgan Commercial Mortgage Finance Corp. Ser. 00-C9, Class A1,
                    7.59s, 2032                                                                           8,362,594
                    LB Commercial Conduit Mortgage Trust
          2,035,000 Ser. 98-C1, Class A2, 6.4s, 2007                                                      2,180,630
            905,350 Ser. 98-C4, Class A1A, 5.87s, 2006                                                      952,881
                    LB-UBS Commercial Mortgage Trust
         10,282,332 Ser. 00-C3, Class A1, 7.95s, 2009                                                    11,618,788
          9,244,139 Ser. 00-C4, Class A1, 7.18s, 2009                                                    10,311,403
          8,248,503 Merit Securities Corp. Ser. 11PA, Class 3A1, FRB, 1.969s, 2027                        8,040,039
                    Merrill Lynch Mortgage Investors, Inc.
            325,000 Ser. 96-C2, Class A3, 6.96s, 2028                                                       354,504
          1,088,358 Ser. 98-C2, Class A1, 6.22s, 2030                                                     1,127,471
          5,231,525 Morgan Stanley Capital I Ser. 98-CF1, Class A1, 6.33s, 2007                           5,502,707
                    Morgan Stanley Dean Witter Capital I
          1,628,561 Ser. 00-LIF2, Class A1, 6.96s, 2008                                                   1,811,519
         52,110,000 Ser. 03-TOP9, Class X2, IO, 1.22s, 2036                                               4,413,066
                    Morgan Stanley Dean Witter Capital I 144A
          1,136,348 Ser. 01-XLF, Class D, FRB, 2.9s, 2013                                                 1,136,348
            838,199 Ser. 01-XLF, Class E, FRB, 2.85s, 2013                                                  838,199
            635,150 Prudential Home Mortgage Securities Ser. 92-25, Class B3, 8s, 2022                      636,805
                    Prudential Home Mortgage Securities 144A
            182,404 Ser. 94-31, Class B3, 8s, 2009                                                          182,290
            345,860 Ser. 95-D, Class 5B, 7.54s, 2024                                                        356,831
          3,950,000 Residential Funding Mortgage Ser. 98-S13, Class A21, 6 3/4s, 2028                     4,043,481
                    Ryland Mortgage Securities Corp.
            769,925 Ser. 94-7C, Class B1, 7.359s, 2025                                                      769,925
          1,090,092 Ser. 94-7C, Class B1, 7.359s, 2025                                                    1,116,050
          1,767,000 Starwood Asset Receivables Trust Ser. 02-1A, Class F, FRN, 2.684s, 2020               1,767,000
         12,643,783 Structured Asset Security Corp. Ser. 98-RF3, Class A, IO, 6.1s, 2028                  2,144,133
          1,756,727 TIAA Commercial Real Estate Securitization Ser. 01-C1A, Class A1,
                    5.77s, 2016                                                                           1,857,739
          9,117,039 TIAA Retail Commercial Mortgage Trust Ser. 1999-1, Class A,
                    7.17s, 2032                                                                           9,998,657
                                                                                                      -------------
                    Total Collateralized Mortgage Obligations (cost $399,451,442)                      $407,079,557

ASSET-BACKED SECURITIES (3.6%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
         $3,586,000 Advanta Mortgage Loan Trust Ser. 00-1, Class A4, 8.61s, 2028                         $3,990,250
                    Amortizing Residential Collateral Trust
          2,735,372 Ser. 02-BC3N, Class B2, 7s, 2032                                                      2,709,468
         42,893,182 Ser. 02-BC3, Class AIO, IO, 6s, 2005                                                  2,973,398
         27,220,909 Ser. 02-BC1, Class AIO, IO, 6s, 2005                                                  1,497,177
         29,473,000 Ser. 02-BC10, Class AIO, IO, 6s, 2004                                                 2,069,093
         19,473,000 Ser. 02-BC9, Class A, IO, 6s, 2004                                                    1,373,820
         43,500,000 Ser. 02-BC7, Class AIO, IO, 6s, 2004                                                  2,654,762
         39,125,000 Ser. 02-BC6, Class A, IO, 6s, 2004                                                    2,200,507
         47,808,000 Ser. 02-BC5, Class AIO, IO, 6s, 2004                                                  3,023,474
         41,407,545 Ser. 01-BC6, Class AIO, IO, 6s, 2004                                                  2,097,127
          3,080,000 Ser. 02-BC6, Class M2, FRN, 2.553s, 2032                                              2,957,280
          2,579,000 Ser. 02-BC1, Class M2, FRN, 2.453s, 2032                                              2,479,667
          1,433,829 AQ Finance NIM Trust notes Ser. 02-1, Class NOTE, 9 1/2s, 2032                        1,429,796
          3,072,000 Asset Backed Funding Certificates FRN Ser. 02-OPT1, Class M3,
                    2.753s, 2012                                                                          2,957,280
                    Asset Backed Funding Corp. NIM Trust
          1,182,680 Ser. 02-WF1, 9.32s, 2032                                                              1,170,853
          2,077,955 Ser. 02-NC1, Class N1, 8.84s, 2032                                                    2,072,110
                    Asset Backed Securities Corp. Home Equity Loan Trust
         41,213,000 Ser. 02-HE1, Class AIO, IO, 5.05s, 2032                                               2,350,625
          6,654,000 Ser. 02-HE2, Class M2, FRN, 2 1/2s, 2032                                              6,360,186
          7,219,000 Bank One Issuance Trust FRN Ser. 02-C1, Class C1, 2.33s, 2009                         7,163,731
                    Bayview Financial Acquisition Trust
          3,930,000 Ser. 02-CA, Class A, IO, 10 1/2s, 2004                                                  354,314
          3,673,218 Ser. 01-DA, Class M3, FRN, 2.753s, 2031                                               3,614,678
        220,639,454 Bayview Financial Acquisition Trust 144A Ser. 02-XA, Class AIO1, IO,
                    1.323s, 2005                                                                          2,895,893
                    Chase Funding Net Interest Margin 144A
          2,137,644 Ser. 02-2, Class Note, 8 1/2s, 2035                                                   2,137,644
            942,289 Ser. 02-1, Class Note, 8 1/2s, 2035                                                     936,069
            627,032 Ser. 02-C1, Class Note, 8 1/2s, 2035                                                    622,893
                    Conseco Finance Securitizations Corp.
          4,582,000 Ser. 02-1, Class M2, 9.546s, 2033                                                     3,528,140
          3,810,000 Ser. 01-4, Class B1, 9.4s, 2010                                                       1,828,800
         11,133,806 Ser. 02-2, Class AIO, IO, 8 1/2s, 2010                                                3,603,490
         17,670,000 Ser. 00-4, Class A6, 8.31s, 2032                                                     16,147,818
          8,310,000 Ser. 01-04, Class A4, 7.36s, 2019                                                     7,555,735
          6,235,000 Ser. 01-3, Class A4, 6.91s, 2033                                                      5,501,247
         13,555,671 Ser. 02-1, Class A, 6.681s, 2032                                                     13,170,880
         37,807,708 Conseco Recreational Enthusiast Consumer Trust Ser. 01-A,
                    Class APIO, IO, 5s, 2025                                                              2,301,015
          3,061,000 Consumer Credit Reference IDX Securities Ser. 02-1A, Class A,
                    FRB, 3.4s, 2007                                                                       3,000,737
         10,642,704 First Franklin Mortgage Loan Asset Backed Certificates Ser. 02-FF3,
                    Class A, IO, 6s, 2004                                                                   642,287
          1,843,646 First Plus 144A Ser. 98-A, Class A, 8 1/2s, 2023                                      1,216,806
          3,797,846 First Plus Home Loan Trust Ser. 97-3, Class B1, 7.79s, 2023                           3,822,389
         16,750,000 Green Tree Financial Corp. Ser. 99-5, Class A5, 7.86s, 2031                          15,248,647
                    Home Equity Asset Trust
          2,349,882 Ser. 02-1N, Class A, 8s, 2032                                                         2,291,135
          6,090,000 Ser. 02-1, Class M2, 2.753s, 2032                                                     5,919,766
          3,451,000 Ser. 02-2, Class M2, FRN, 2.703s, 2032                                                3,341,313
         42,717,835 Lehman Manufactured Housing Ser. 98-1, Class 1, IO, 0.813s, 2028                        811,895
          5,220,000 LNR CDO, Ltd. Ser. 02-1A, Class FFL, 4.589s, 2037                                     4,751,831
                    Madison Avenue Manufactured Housing Contract
          4,059,503 Ser. 02-A, Class B1, FRN, 4.603s, 2032                                                2,841,652
        274,102,646 Ser. 02-A, IO, 0.3s, 2032                                                             3,254,969
          3,941,667 Marriot Vacation Club Owner Trust 144A FRB Ser. 02-1A, Class A1,
                    2.06s, 2010                                                                           3,941,667
          2,230,098 Mid-State Trust Ser. 10, Class B, 7.54s, 2036                                         2,022,072
                    Morgan Stanley Dean Witter Capital I
          6,151,000 Ser. 01-NC4, Class B1, FRN, 3.853s, 2032                                              5,677,181
          1,470,000 Ser. 01-NC3, Class B1, FRN, 3.803s, 2031                                              1,358,602
          1,965,000 Ser. 02-AM2, Class B1, FRN, 3.603s, 2032                                              1,785,387
          6,610,000 Ser. 02-HE1, Class B1, FRN, 3.153s, 2013                                              6,078,102
            456,000 Ser. 01-AM1, Class M2, FRN, 2.753s, 2032                                                444,101
          3,159,000 Ser. 02-NC3, Class M2, FRN, 2.653s, 2032                                              3,006,104
          1,578,117 Morgan Stanley Dean Witter Capital I 144A Ser. 01-NC4N,
                    Class Note, 8 1/2s, 2032                                                              1,578,117
          1,368,583 NC Finance Trust Ser. 02-1, 9 1/4s, 2032                                              1,361,740
          2,721,484 Option One Mortgage Securities Corp. Ser. 02-2A, Class CFTS,
                    8.83s, 2032                                                                           2,720,634
          1,507,001 Option One Mortgage Securities Corp. 144A Ser. 02-1, Class CTFS,
                    6 3/4s, 2032                                                                          1,500,635
                    Pass-Through Amortizing Credit Card Trust
          3,871,929 Ser. 02-1A, Class A4FL, 7.339s, 2012                                                  3,857,409
          2,304,624 Ser. 02-1A, Class A3FL, 4.839s, 2012                                                  2,295,981
         18,607,298 Residential Asset Securities Corp. Ser. 02-KS6, Class AIO, IO,
                    4 1/2s, 2005                                                                            776,273
         24,067,000 Structured Asset Securities Corp. Ser. 02-BC1, Class A, IO, 6s, 2004                  1,697,927
          2,943,928 Xerox Equipment Lease Owner Trust 144A FRB Ser. 01-1, Class A,
                    3.37s, 2008                                                                           2,943,928
                                                                                                      -------------
                    Total Asset-Backed Securities (cost $225,775,884)                                  $207,918,507

CONVERTIBLE PREFERRED STOCKS (0.6%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
             99,240 Anthem, Inc. $3.00 units cv. pfd.                                                    $7,703,505
            330,938 Ford Motor Company Capital Trust II $3.25 cum. cv. pfd.                              13,775,294
            317,380 General Motors Corp. $1.313 cv. pfd.                                                  7,339,413
            163,995 Motorola, Inc. zero % units cv. pfd.                                                  4,960,849
                                                                                                      -------------
                    Total Convertible Preferred Stocks (cost $36,547,247)                               $33,779,061

CONVERTIBLE BONDS AND NOTES (0.4%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
         $4,822,000 Freeport-McMoRan Copper & Gold, Inc. cv. sr. notes 8 1/4s, 2006                      $7,498,210
          5,306,000 Rite Aid Corp. cv. notes 4 3/4s, 2006                                                 4,510,100
         10,787,000 Service Corp. International cv. sub. notes 6 3/4s, 2008                               9,600,430
          2,780,000 Tyco International Group SA 144A cv. company guaranty 2 3/4s,
                    2018 (Luxembourg)                                                                     2,780,000
                                                                                                      -------------
                    Total Convertible Bonds and Notes (cost $23,982,377)                                $24,388,740

WARRANTS (--%) (a) (NON)                                                                  EXPIRATION
NUMBER OF WARRANTS                                                                        DATE                VALUE
-------------------------------------------------------------------------------------------------------------------
            109,800 America Online 144A                                                   2/13/03        $1,256,738
                132 Washington Group International, Inc. Ser. A                           1/25/06                99
                151 Washington Group International, Inc. Ser. B                           1/25/06                76
                 82 Washington Group International, Inc. Ser. C                           1/25/06                41
                                                                                                      -------------
                    Total Warrants (cost $1,291,855)                                                     $1,256,954

PREFERRED STOCKS (--%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                326 AmeriKing, Inc. $3.25 cum. pfd. (In default) (NON) (PIK)                                     $3
                  6 NTL Europe, Inc. Ser. A, zero % cum. pfd.                                                    19
                250 TCR Holding Corp. zero % pfd.                                                                 1
                                                                                                      -------------
                    Total Preferred Stocks (cost $19)                                                           $23

SHORT-TERM INVESTMENTS (8.3%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
        $26,139,354 Short-term investments held as collateral for loaned securities with yields ranging from 1.27% to 1.35% and due dates ranging from
                    February 3, 2003 to March 24, 2003 (d)                                              $26,127,752
        446,105,909 Short-term investments held in Putnam commingled cash account with yields ranging from 1.23% to 1.69% and due dates ranging
                    from February 3, 2003 to March 31, 2003 (d)                                         446,105,909
          7,500,000 U.S. Treasury Bills zero %, May 8, 2003 (SEG)                                         7,477,103
                                                                                                     --------------
                    Total Short-Term Investments (cost $479,710,764)                                   $479,710,764
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $6,404,937,442)                                          $6,230,555,405
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $5,795,882,021.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) Either all of or a portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at January 31, 2003.

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

      TBA after the name of a security represents to be announced securities (Note 1).

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate
      Notes (FRN) are the current interest rates shown at January 31, 2003, which are subject to change based on the terms of the security.

------------------------------------------------------------------------------
Futures Contracts Outstanding at January 31, 2003 (Unaudited)

                             Market   Aggregate Face  Expiration   Unrealized
                             Value        Value         Date      Depreciation
------------------------------------------------------------------------------
S&P 500 Index
(Long)                   $64,743,525   $67,494,821     Mar-03      $(2,751,296)
U.S. Treasury Note 5yr
(Short)                   60,654,344    59,481,415     Mar-03       (1,172,929)
U.S. Treasury Note 10yr
(Short)                   84,121,641    81,960,509     Mar-03       (2,161,132)
------------------------------------------------------------------------------
                                                                   $(6,085,357)
------------------------------------------------------------------------------
Credit Default Contracts Outstanding at January 31, 2003 (Unaudited)
(premiums received $1,155,539)

                                                Notional          Market
                                                 Amount           Value
------------------------------------------------------------------------------
Agreement with
JPMorgan Chase
Bank effective
May 16, 2002,
maturing on May
15, 2007, to
receive a premium
equal to 12.53%
times the
notional amount.
For each credit
default event
related to one of
the issues within
the HYDI BB
7.55%, 5/15/07
Bond Index, the
fund makes a
payment of the
proportional
notional amount
times the
difference
between the par
value and the
then-market value
of the defaulted
issue.                                         $7,000,000      $1,311,800
------------------------------------------------------------------------------
TBA Sale Commitments Outstanding at January 31, 2003 (Unaudited)
(proceeds receivable $86,933,909)

                                 Principal      Settlement       Market
Agency                            Amount           Date          Value
------------------------------------------------------------------------------
FNMA 7s, February 1, 2033      $23,245,000        2/13/03     $24,479,890
FNMA 6s, February 1, 2033       56,502,000        2/13/03      58,408,943
GNMA 6 1/2s, February 1, 2033    4,018,000        2/20/03       4,216,389
------------------------------------------------------------------------------
                                                              $87,105,222
------------------------------------------------------------------------------
Swap Contracts Outstanding at January 31, 2003 (Unaudited)

                                     Notional    Termination    Unrealized
                                      Amount        Date       Depreciation
------------------------------------------------------------------------------
Agreement with
Morgan Stanley
Capital Services,
Inc. dated
October 31, 2002
to pay monthly
the notional
amount multiplied
by the one month
USD-LIBOR-BBA
minus a specified
spread and
receive (pay)
monthly the
notional amount
multiplied by the
return of the
Lehman Brothers
CMBS Investment
Grade Index.                       $11,169,578     11/1/03       $(39,720)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
January 31, 2003 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $24,793,059 of securities
on loan (identified cost $6,404,937,442) (Note 1)                            $6,230,555,405
-------------------------------------------------------------------------------------------
Cash                                                                              5,846,149
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                        30,994,395
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                           10,204,900
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                  204,847,475
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                            991,411
-------------------------------------------------------------------------------------------
Total assets                                                                  6,483,439,735

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                543,676,950
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                       18,521,438
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      7,201,442
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          864,701
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       250,857
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          4,618
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            2,053,423
-------------------------------------------------------------------------------------------
Credit default contracts outstanding, at value (premiums
received $1,155,539) (Note 1)                                                     1,311,800
-------------------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                                             39,720
-------------------------------------------------------------------------------------------
TBA sale commitments, at value (proceeds receivable $86,933,909)
(Note 1)                                                                         87,105,222
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                               26,127,752
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              399,791
-------------------------------------------------------------------------------------------
Total liabilities                                                               687,557,714
-------------------------------------------------------------------------------------------
Net assets                                                                   $5,795,882,021

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1, 4 and 5)                                           $6,456,867,190
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                     22,595,296
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                                 (502,747,967)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies (Note 5)                                     (180,832,498)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                  $5,795,882,021

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($3,508,359,553 divided by 240,743,872 shares)                                       $14.57
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $14.57)*                              $15.46
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,226,177,047 divided by 85,009,506 shares)**                                      $14.42
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($76,914,103 divided by 5,308,843 shares)**                                          $14.49
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($222,999,616 divided by 15,448,994 shares)                                          $14.43
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $14.43)*                              $14.95
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class R share
($962 divided by 66 shares)                                                          $14.57
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($761,430,740 divided by 52,113,945 shares)                                          $14.61
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended January 31, 2003 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Interest                                                                        $62,400,569
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $204,883)                                       40,305,325
-------------------------------------------------------------------------------------------
Securities lending                                                                   37,356
-------------------------------------------------------------------------------------------
Total investment income                                                         102,743,250

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 13,713,400
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    5,234,513
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    67,746
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     25,218
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             4,283,705
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             6,032,347
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               352,247
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               865,718
-------------------------------------------------------------------------------------------
Other                                                                             1,727,036
-------------------------------------------------------------------------------------------
Total expenses                                                                   32,301,930
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (737,270)
-------------------------------------------------------------------------------------------
Net expenses                                                                     31,564,660
-------------------------------------------------------------------------------------------
Net investment income                                                            71,178,590
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                               (184,072,301)
-------------------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                                        148,536
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                 (30,612,406)
-------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                         907,232
-------------------------------------------------------------------------------------------
Net realized loss on credit default contracts (Note 1)                           (1,666,642)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in foreign
currencies during the period                                                          2,189
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures contracts, swap contracts, credit default contracts and TBA sale commitments
during the period (Note 5)                                                      110,201,431
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (105,091,961)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                           $(33,913,371)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                       January 31               July 31
                                                                             2003*                 2002
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                 $71,178,590          $140,699,392
-------------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency
transactions                                                         (215,295,581)         (254,860,960)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments and
assets and liabilities in foreign currencies                          110,203,620          (476,075,075)
-------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                  (33,913,371)         (590,236,643)
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (65,621,415)          (93,554,631)
-------------------------------------------------------------------------------------------------------
   Class B                                                            (18,994,282)          (25,375,139)
-------------------------------------------------------------------------------------------------------
   Class C                                                             (1,064,437)           (1,012,139)
-------------------------------------------------------------------------------------------------------
   Class M                                                             (4,045,313)           (6,060,338)
-------------------------------------------------------------------------------------------------------
   Class Y                                                            (16,082,402)          (24,394,192)
-------------------------------------------------------------------------------------------------------
  From net realized long-term gain on investments
   Class A                                                                     --            (3,746,955)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --            (1,309,539)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --               (60,749)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --              (283,353)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                     --              (900,886)
-------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Notes 4 and 5)              868,691,088           379,554,444
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               728,969,868          (367,380,120)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                 5,066,912,153         5,434,292,273
-------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $22,595,296 and $57,224,555, respectively)               $5,795,882,021        $5,066,912,153
-------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           January 31
operating performance               (Unaudited)                         Year ended July 31
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.02       $17.24       $15.77       $18.49       $18.82       $18.95
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .20 (c)      .45 (c)      .52 (c)      .55 (c)      .57 (c)      .60
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.35)       (2.17)        1.49        (1.44)         .90         1.08
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.15)       (1.72)        2.01         (.89)        1.47         1.68
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.30)        (.48)        (.53)        (.58)        (.55)        (.60)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.02)        (.01)       (1.25)       (1.25)       (1.21)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.30)        (.50)        (.54)       (1.83)       (1.80)       (1.81)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.57       $15.02       $17.24       $15.77       $18.49       $18.82
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (1.04)*     (10.20)       12.86        (5.09)        8.33         9.53
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $3,508,360   $2,990,984   $3,176,287   $3,030,281   $3,937,264   $3,387,620
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .49*         .96          .92          .93          .93         1.00
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.33*        2.75         3.11         3.32         3.10         3.11
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)          62.89*(d)(e)       131.89(d)    333.46       140.92       127.68       126.19
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced Retirement Fund
    (Note 5).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                        ended
Per-share                            January 31
operating performance                (Unaudited)                            Year ended July 31
------------------------------------------------------------------------------------------------------------------
                                        2003             2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.87           $17.07       $15.62       $18.33       $18.67       $18.82
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .14 (c)          .33 (c)      .39 (c)      .42 (c)      .43 (c)      .46
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.35)           (2.15)        1.48        (1.43)         .90         1.07
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.21)           (1.82)        1.87        (1.01)        1.33         1.53
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.24)            (.36)        (.41)        (.45)        (.42)        (.47)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --             (.02)        (.01)       (1.25)       (1.25)       (1.21)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.24)            (.38)        (.42)       (1.70)       (1.67)       (1.68)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.42           $14.87       $17.07       $15.62       $18.33       $18.67
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (1.43)*         (10.86)       12.02        (5.82)        7.55         8.72
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,226,177       $1,068,667   $1,199,676   $1,175,947   $1,641,515   $1,305,897
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .87*            1.71         1.67         1.68         1.68         1.75
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .96*            2.00         2.36         2.57         2.35         2.37
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 62.89* (d) (e)  131.89 (d)   333.46       140.92       127.68       126.19
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced Retirement Fund
    (Note 5).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
--------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended                                                          For the period
Per-share                            January 31                                                       July 26, 1999+
operating performance               (Unaudited)                    Year ended July 31                    to July 31
--------------------------------------------------------------------------------------------------------------------
                                        2003             2002             2001             2000             1999
--------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.94           $17.16           $15.71           $18.49           $18.76
--------------------------------------------------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(c)          .14              .33              .39              .42               -- (f)
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.34)           (2.16)            1.49            (1.44)            (.27)
--------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.20)           (1.83)            1.88            (1.02)            (.27)
--------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.25)            (.37)            (.42)            (.51)              --
--------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --             (.02)            (.01)           (1.25)              --
--------------------------------------------------------------------------------------------------------------------
Total distributions                     (.25)            (.39)            (.43)           (1.76)              --
--------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.49           $14.94           $17.16           $15.71           $18.49
--------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (1.41)*         (10.88)           12.02            (5.82)           (1.44)*
--------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $76,914          $53,186          $37,453          $20,642             $565
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .87*            1.71             1.67             1.68              .03*
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                .95*            1.99             2.32             2.60             (.03)*
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 62.89* (d) (e)  131.89 (d)       333.46           140.92           127.68
--------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced Retirement Fund
    (Note 5).

(f) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                        ended
Per-share                            January 31
operating performance                (Unaudited)                            Year ended July 31
------------------------------------------------------------------------------------------------------------------
                                        2003             2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.87           $17.08       $15.63       $18.33       $18.67       $18.82
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .16 (c)          .37 (c)      .43 (c)      .46 (c)      .47 (c)      .51
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.34)           (2.16)        1.48        (1.42)         .90         1.06
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.18)           (1.79)        1.91         (.96)        1.37         1.57
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.26)            (.40)        (.45)        (.49)        (.46)        (.51)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --             (.02)        (.01)       (1.25)       (1.25)       (1.21)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.26)            (.42)        (.46)       (1.74)       (1.71)       (1.72)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.43           $14.87       $17.08       $15.63       $18.33       $18.67
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (1.24)*         (10.69)       12.31        (5.52)        7.80         8.98
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $223,000         $222,176     $252,802     $223,246     $293,336     $276,962
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .74*            1.46         1.42         1.43         1.43         1.50
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.09*            2.25         2.60         2.82         2.61         2.62
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 62.89* (d) (e)  131.89 (d)   333.46       140.92       127.68       126.19
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced Retirement Fund
    (Note 5).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS R
-----------------------------------------------------
                                   For the period
                                 January 21, 2003+
Per-share                           to January 31
operating performance                (Unaudited)
-----------------------------------------------------
                                        2003
-----------------------------------------------------
Net asset value,
beginning of period                   $15.05
-----------------------------------------------------
Investment operations:
-----------------------------------------------------
Net investment income (c)                .01
-----------------------------------------------------
Net realized and unrealized
loss on investments                     (.49)
-----------------------------------------------------
Total from
investment operations                   (.48)
-----------------------------------------------------
Net asset value,
end of period                         $14.57
-----------------------------------------------------
Total return at
net asset value (%)(a)                 (3.19)*
-----------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------
Net assets, end of period
(in thousands)                            $1
-----------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .04*
-----------------------------------------------------
Ratio of net investment income
to average net assets (%)                .07*
-----------------------------------------------------
Portfolio turnover (%)                 62.89* (d) (e)
-----------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment.

(b) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced Retirement Fund
    (Note 5).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                        ended
Per-share                            January 31
operating performance                (Unaudited)                            Year ended July 31
------------------------------------------------------------------------------------------------------------------
                                        2003             2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.05           $17.28       $15.80       $18.53       $18.85       $18.98
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .22 (c)          .49 (c)      .56 (c)      .60 (c)      .62 (c)      .64
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.34)           (2.17)        1.50        (1.46)         .91         1.09
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.12)           (1.68)        2.06         (.86)        1.53         1.73
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.32)            (.53)        (.57)        (.62)        (.60)        (.65)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --             (.02)        (.01)       (1.25)       (1.25)       (1.21)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.32)            (.55)        (.58)       (1.87)       (1.85)       (1.86)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.61           $15.05       $17.28       $15.80       $18.53       $18.85
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  (.84)*         (10.01)       13.18         4.89         8.63         9.79
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $761,431         $731,900     $768,075     $621,363     $744,552     $471,176
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .37*             .71          .67          .68          .68          .75
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.47*            3.00         3.35         3.57         3.33         3.37
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 62.89* (d) (e)  131.89 (d)   333.46       140.92       127.68       126.19
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment.

(b) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced Retirement Fund
    (Note 5).

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
January 31, 2003 (Unaudited)

Note 1
Significant accounting policies

The George Putnam Fund of Boston (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks to provide a balanced investment comprised of a well-diversified portfolio of stocks and bonds which will produce both capital growth and current income.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering class R shares on January 21, 2003. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M or class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including participants in defined contribution plans (including corporate
IRAs), certain college savings plans, bank trust departments and trust companies, and other defined contribution plans subject to minimum requirements.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships, generally recognized by institutional traders, between securities. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

G) Total return swap contracts The fund may engage in total return swap agreements, which are arrangements to exchange a market linked return for an interest payment, both based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made at the end of the measurement period are recorded as realized gains or losses. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Total return swap contracts outstanding at period end are listed after The fund's portfolio.

H) Interest rate swap contracts The fund may engage in interest rate swap agreements, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments made or received are included as part of interest income. A portion of the payments received or made upon early termination are recorded as realized gain or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Interest rate swap contracts outstanding at period end are listed after The fund's portfolio.

I) Credit default contracts The fund may engage in credit default contracts where one party, the protection buyer, makes an upfront payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment as a result of a credit event related to a specified security or index. The upfront payment received by the fund, as the protection seller, is recorded as a liability on the funds books. The credit default contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recorded, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counter party may default on its obligation to perform. Credit default contracts outstanding at period end are listed after The fund's portfolio.

J) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

K) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end are listed after The fund's portfolio.

L) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A. The fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At January 31, 2003, the value of securities loaned amounted to $24,793,059. The fund received cash collateral of $26,127,752, which is pooled with collateral of other Putnam funds into 23 issuers of high grade short-term investments.

M) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended January 31, 2003, the fund had no borrowings against the line of credit.

N) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2002, the fund had a capital loss carryover of approximately $57,988,000 available to the extent allowed by tax law to offset future net capital gain, if any, which will expire on July 31, 2010.

As a result of the September 23, 2002 merger, the fund acquired approximately $60,429,000 in capital loss carryovers. This amount includes approximately $13,658,000 of capital loss carryovers that were acquired in connection with the fund's acquisition of Putnam Balanced Retirement Fund and approximately $46,771,000 of capital loss carryovers that were acquired in connection with the fund's acquisition of Putnam Balanced Fund. The acquired capital loss carryovers from the funds and their expiration dates are:

Loss Carryover                  Expiration
--------------------            -------------
            $712,000            July 31, 2009
          59,717,000            July 31, 2010

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending July 31, 2003 approximately $180,407,000 of losses recognized during the period November 1, 2001 to July 31, 2002.

The aggregate identified cost on a tax basis is $6,475,086,869, resulting in gross unrealized appreciation and depreciation of $252,180,684 and $496,712,148, respectively, or net unrealized depreciation of $244,531,464.

O) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended, January 31, 2003 the fund's expenses were reduced by $737,270 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $4,314 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded non contributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended January 31, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $396,750 and $10,186 from the sale of class A and class M shares, respectively, and received $1,185,407 and $4,186 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended January 31, 2003, Putnam Retail Management, acting as underwriter, received $11,277 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended January 31, 2003, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $2,688,536,678 and $2,490,718,179, respectively. Purchases and sales of U.S. government obligations aggregated $1,782,585,137 and $1,915,482,467, respectively.

Note 4
Capital shares

At January 31, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                         Six months ended January 31, 2003
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 32,314,962        $478,608,416
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             3,978,054          59,879,725
---------------------------------------------------------------------------
Shares issued in connection
with the merger of
Putnam Balanced Fund                         5,510,707          78,454,367
---------------------------------------------------------------------------
Shares issued in connection
with the merger of
Putnam Balanced
Retirement Fund                             36,618,830         521,331,844
---------------------------------------------------------------------------
                                            78,422,553       1,138,274,352

Shares repurchased                         (36,841,681)       (539,686,885)
---------------------------------------------------------------------------
Net increase                                41,580,872        $598,587,467
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 63,407,064      $1,035,048,453
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             5,308,781          88,208,090
---------------------------------------------------------------------------
                                            68,715,845       1,123,256,543

Shares repurchased                         (53,788,195)       (869,198,197)
---------------------------------------------------------------------------
Net increase                                14,927,650        $254,058,346
---------------------------------------------------------------------------

                                         Six months ended January 31, 2003
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  8,621,535        $125,819,227
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,186,098          17,697,359
---------------------------------------------------------------------------
Shares issued in connection
with the merger of
Putnam Balanced Fund                         1,154,490          16,293,350
---------------------------------------------------------------------------
Shares issued in connection
with the merger of
Putnam Balanced
Retirement Fund                             14,223,453         200,736,033
---------------------------------------------------------------------------
                                            25,185,576         360,545,969

Shares repurchased                         (12,065,191)       (173,770,045)
---------------------------------------------------------------------------
Net increase                                13,120,385        $186,775,924
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 18,539,167        $298,183,784
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,512,042          24,915,400
---------------------------------------------------------------------------
                                            20,051,209         323,099,184

Shares repurchased                         (18,434,782)       (295,116,527)
---------------------------------------------------------------------------
Net increase                                 1,616,427         $27,982,657
---------------------------------------------------------------------------

                                         Six months ended January 31, 2003
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,181,363         $17,369,548
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                66,236             993,326
---------------------------------------------------------------------------
Shares issued in connection
with the merger of
Putnam Balanced Fund                           206,343           2,926,165
---------------------------------------------------------------------------
Shares issued in connection
with the merger of
Putnam Balanced
Retirement Fund                              1,118,461          15,861,018
---------------------------------------------------------------------------
                                             2,572,403          37,150,057

Shares repurchased                            (823,878)        (12,016,380)
---------------------------------------------------------------------------
Net increase                                 1,748,525         $25,133,677
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,947,563         $31,654,322
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                60,779           1,005,624
---------------------------------------------------------------------------
                                             2,008,342          32,659,946

Shares repurchased                            (630,286)        (10,053,312)
---------------------------------------------------------------------------
Net increase                                 1,378,056         $22,606,634
---------------------------------------------------------------------------

                                         Six months ended January 31, 2003
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,526,169         $22,378,779
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               266,390           3,973,888
---------------------------------------------------------------------------
Shares issued in connection
with the merger of
Putnam Balanced Fund                            49,611             700,183
---------------------------------------------------------------------------
Shares issued in connection
with the merger of
Putnam Balanced
Retirement Fund                              1,163,340          16,418,669
---------------------------------------------------------------------------
                                             3,005,510          43,471,519

Shares repurchased                          (2,494,127)        (36,234,691)
---------------------------------------------------------------------------
Net increase                                   511,383          $7,236,828
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,306,277         $54,001,778
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               379,378           6,250,860
---------------------------------------------------------------------------
                                             3,685,655          60,252,638

Shares repurchased                          (3,549,172)        (57,173,576)
---------------------------------------------------------------------------
Net increase                                   136,483          $3,079,062
---------------------------------------------------------------------------

                                           For the period January 21, 2003
                                           (commencement of operations) to
                                                          January 31, 2003
---------------------------------------------------------------------------
Class R                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                         66              $1,000
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                                    66               1,000

Shares repurchased                                  --                  --
---------------------------------------------------------------------------
Net increase                                        66              $1,000
---------------------------------------------------------------------------

                                         Six months ended January 31, 2003
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,575,581         $82,333,516
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,066,324          16,082,402
---------------------------------------------------------------------------
Shares issued in connection
with the merger of
Putnam Balanced Fund                         1,599,557          22,813,717
---------------------------------------------------------------------------
Shares issued in connection
with the merger of
Putnam Balanced
Retirement Fund                                295,174           4,209,929
---------------------------------------------------------------------------
                                             8,536,636         125,439,564

Shares repurchased                          (5,046,308)        (74,483,372)
---------------------------------------------------------------------------
Net increase                                 3,490,328         $50,956,192
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 15,052,339        $248,928,434
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,519,669          25,295,078
---------------------------------------------------------------------------
                                            16,572,008         274,223,512

Shares repurchased                         (12,397,021)       (202,395,767)
---------------------------------------------------------------------------
Net increase                                 4,174,987         $71,827,745
---------------------------------------------------------------------------

At January 31, 2003, Putnam Investments, LLC owned 66 class R shares of the fund (100% of class R shares outstanding), valued at $962.

Note 5
Acquisition of Putnam Balanced Fund and Putnam Balanced Retirement Fund

On September 23, 2002, the fund issued the following shares to acquire the net assets of Putnam Balanced Fund and Putnam Balanced Retirement Fund in a tax-free exchange approved by the shareholders.

                                                Shares            Shares
                                                Issued           Exchanged
---------------------------------------------------------------------------
Putnam Balanced Fund
Class A                                      5,510,707           9,462,721
Class B                                      1,154,490           1,970,031
Class C                                        206,343             353,307
Class M                                         49,611              84,332
Class Y                                      1,599,557           2,752,898
---------------------------------------------------------------------------
Putnam Balanced Retirement Fund
Class A                                     36,618,830          55,745,386
Class B                                     14,223,453          21,678,937
Class C                                      1,118,461           1,705,371
Class M                                      1,163,340           1,766,568
Class Y                                        295,174             450,232
---------------------------------------------------------------------------

The net assets of the fund, Putnam Balanced Fund and Putnam Balanced Retirement Fund on September 20, 2002, valuation date, were $4,894,295,298, $121,187,782 and $758,557,493, respectively. On
September 20, 2002, Putnam Balanced Fund had unrealized depreciation of $6,934,989 and Putnam Balanced Retirement Fund had unrealized depreciation of $31,608,849, respectively. The aggregate net assets of the fund immediately following the acquisition were $5,774,040,573.
The accompanying notes are an integral part of these financial statements.


RESULTS OF SEPTEMBER 12, 2002
PUTNAM BALANCED FUND SHAREHOLDER MEETING
(Unaudited)

A meeting of shareholders of the fund was held on September 12, 2002. At the meeting, a proposal recommending an Agreement and Plan of Reorganization and the transactions contemplated thereby, including the transfer of all of the assets of Putnam Balanced Fund to The George Putnam Fund of Boston in exchange for the issuance and delivery of shares of beneficial interest of The George Putnam Fund of Boston and the assumption by The George Putnam Fund of Boston of all of the liabilities of Putnam Balanced Fund, and the distribution of such shares to the shareholders of Putnam Balanced Fund in complete liquidation of Putnam Balanced Fund, was passed as follows: 20,881,923 votes for, 1,709,618 votes against, with 174,257 abstentions and broker non-votes.

RESULTS OF SEPTEMBER 12, 2002
PUTNAM BALANCED RETIREMENT FUND SHAREHOLDER MEETING
(Unaudited)

A meeting of shareholders of the fund was held on September 12, 2002. At the meeting, a proposal recommending an Agreement and Plan of Reorganization and the transactions contemplated thereby, including the transfer of all of the assets of Putnam Balanced Retirement Fund to The George Putnam Fund of Boston in exchange for the issuance and delivery of shares of beneficial interest of The George Putnam Fund of Boston and the assumption by The George Putnam Fund of Boston of all of the liabilities of Putnam Balanced Retirement Fund, and the distribution of such shares to the shareholders of Putnam Balanced Retirement Fund in complete liquidation of Putnam Balanced Retirement Fund, was passed as follows: 39,090,533 votes for, 4,820,103 votes against, with 2,779,042 abstentions and broker non-votes.


SERVICES FOR SHAREHOLDERS

HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account.
(Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


[PHOTO OMITTED: SAMUEL PUTNAM]

PUTNAM IS A LEADER IN GLOBAL MONEY MANAGEMENT

Putnam Investments traces its heritage to the early 19th century when ship captains hired trustees to manage their money while they were away at sea. In a landmark 1830 decision that involved one such trustee, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management. In 1937, his great-great grandson founded Putnam with The George Putnam Fund of Boston, the first fund to offer a balanced portfolio of stocks and bonds. Today, Putnam Investments is one of the largest investment management firms in the world, and this balanced approach remains the foundation of everything we do.

With over 65 years of experience, Putnam has nearly $251 billion in assets under management, over 100 mutual funds, over 13 million shareholder accounts, and nearly 3,000 institutional and 401(k) clients. (Information as of 12/31/02.)

We're one of the largest mutual fund companies in the United States.

Putnam has won the DALBAR award for service twelve times in the past thirteen years. Putnam offers products in every investment category, including growth, value, and blend as well as international and fixed income.

Teamwork is a cornerstone of Putnam's investment philosophy. Our funds are managed by teams in a collaborative environment that promotes an active exchange of information.

Putnam's disciplined investment philosophy is based on style consistency. We aim for less volatility over the short term and strong, consistent performance over time. Our truth in labeling approach helps us adhere to every fund's stated objective, style, and risk positioning.

We are committed to helping financial advisors provide sound, sensible guidance, information, and expertise to help investors reach their financial goals.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL
Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and  Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Richard G. Leibovitch
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Deborah F. Kuenstner
Vice President

Kevin M. Cronin
Vice President

Jeffrey L. Knight
Vice President

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of The George Putnam Fund of Boston. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA021-88599  001/880/2NE/242/22E  3/03


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

The George Putnam Fund of Boston
Supplement to Semiannual Report dated 1/31/03

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

SEMIANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 1/31/03

                                                                        NAV

6 months                                                              -0.84%
1 year                                                                -9.16
5 years                                                               10.78
Annual average                                                         2.07
10 years                                                             125.22
Annual average                                                         8.46
Life of fund (since class A inception, 11/5/37)
Annual average                                                         9.36

Share value:                                                            NAV

7/31/02                                                              $15.05
1/31/03                                                              $14.61

----------------------------------------------------------------------------

Distributions:           No.        Income       Capital gains       Total
                          3         $0.321             --            $0.321
----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.